UNITED STATES                        OMB APPROVAL
            SECURITIES AND EXCHANGE COMMISSION        OMB Number:      3235-0307
                  Washington, D.C. 20549              Expires:      May 31, 2000
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                                                      hours per response..212.95

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]
Pre-Effective Amendment No. ___                                  [ ]
Post-Effective Amendment No.  21                                 [X]
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]
       Amendment No.  22                                         [X]
                        (Check appropriate box or boxes)

                       BARON ASSET FUND
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   767 Fifth Avenue, New York, NY         10153
------------------------------------------------------  ------------------------
            (Address of Principal Executive Offices)    (Zip Code)

Registrant's Telephone Number, including Area Code        212-583-2000
                                                  ------------------------------

Linda S. Martinson, c/o Baron Asset Fund, 767 Fifth Avenue, New York, NY 10153
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering    immediately
                                              ----------------------------------
It is proposed that this filing will become effective (check appropriate box)
[X]      immediately upon filing pursuant to paragraph (b)
[ ]      on (date) pursuant to paragraph (b)
[ ]      60 days after filing pursuant to paragraph (a)(1)
[ ]      on (date) pursuant to paragraph (a)(1)
[ ]      75 days after filing pursuant to paragraph (a)(2)
[ ]      on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Omit from the facing sheet reference to the other Act if the Registration Statement or amendment is filed under only one of the Acts. Include the "Approximate Date of Proposed Public Offering" and "Title of Securities Being Registered" only where securities are being registered under the Securities Act of 1933.

     Form N-1A is to be used by open-end management investment companies, except insurance company separate accounts and small business investment companies licensed under the United States Small Business Administration, to register under the Investment Company Act of 1940 and to offer their shares under the Securities Act of 1933. The Commission has designed Form N-1A to provide investors with information that will assist them in making a decision about investing in an investment company eligible to use the Form. The Commission also
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review, inspection, and policy making roles.

     A Registrant is required to disclose the information specified by Form N-1A, and the Commission will make this information public. A Registrant is not
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          Potential  persons who are to respond to the collection of information
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SEC 2052 (5-98)

     P R O S P E C T U S  |
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                  | BARON | FUNDS |
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                          |J A N U A R Y  1 7, 2 0 0 1


                           BARON ASSET FUND

                           BARON GROWTH FUND

                           BARON SMALL CAP FUND

                           BARON iOPPORTUNITY FUND



       [ REGISTERED CASTLE LOGO ]

[PICTURES (EMPLOYEES)]

WELCOME TO
BARON FUNDS!

TECHNOLOGY? WE JUST LOVE IT! BUT WITH FEW EXCEPTIONS, BARON FUNDS HAS CHOSEN NOT TO INVEST IN TECHNOLOGY BUSINESSES...

When I was a young grammar school student in the 1950's, Haloid Xerox, a fast growing, also young company, invented a revolutionary, plain paper copier. Its share price soared. Xerox' prospects have since deteriorated. As reported by CNBC, yesterday Xerox announced it had retained an investment bank but had to deny it was for the purpose of a bankruptcy filing.

Also in the 1950's, Dr. Edwin Land invented the Polaroid Land camera for instant pictures. Polaroid's share price soared. Polaroid has been unable to sustain its early commercial successes with further innovative products. Its share price has been falling for years.

When I was in law school in the late 1960's and beginning to study investments, I used a slide rule to develop spreadsheets. I purchased my first desktop electronic calculator for more than $1000 in 1968 when my yearly law school tuition was $1775! As a scholarship student, I certainly must have believed this time saving machine to be valuable. Bowmar soon afterwards developed an innovative, less expensive, hand held calculator. Its stock price soared. But, Texas Instruments, Hewlett Packard and a slew of Japanese electronics manufacturers were not persuaded that Bowmar had become a technology leader because its share price was high. Fully functional electronic calculators can now be purchased for $9.99...in year 2001 dollars! Bowmar has long since filed for bankruptcy.

Finally, when I began my career as a financial analyst in 1970, I quickly became acquainted with the prominent "hedge fund" managers of the time. Those investors were then enamored with the manufacturers of silicon chip computer memories. They endlessly debated which company would become the leading chip manufacturer. National Semiconductor was the odds on favorite of these experts. Runners up included Texas Instruments, Motorola, Fairchild Camera & Instrument, Advanced Micro Devices, the large Japanese "fab" companies...and a little company called Intel.

While it is quite easy to become enraptured by the exciting prospects for most technology businesses, it is very difficult to envision with any degree of certainty what these companies with luminescent prospects will become next year.
 ...let alone in five to ten years, our investment horizon. In fact, as must be obvious from the last paragraph, it is very difficult to even decide, in our fast changing world, whether a business producing today's hot technology will even survive!

YOU'RE VERY CAREFUL ABOUT HOW MUCH YOU PAY FOR A SWEATER...A REFRIGERATOR...A VACATION...YOUR CAR...AND YOUR HOUSE. IT'S JUST AS IMPORTANT, WE BELIEVE EVEN MORE SO, HOW MUCH YOU PAY TO INVEST IN A BUSINESS!

Since, we believe that most technology businesses do not have long term, sustainable competitive advantages...i.e. their products and services may be subject to rapid

                                                    NOT A PART OF THE PROSPECTUS
obsolescence...you must be especially careful about how much you pay to invest in a technology business. During the two and a half years ended March 2000, technology businesses increased as a percentage of the U.S. GDP from 9% to 11%. However, during the same period, technology stocks increased as a percentage of the stock market from 10% to 40%! The reason they've fallen so sharply since? These very competitive businesses with highly cyclical product demand just became too expensive.

 ...WE INVEST IN BUSINESSES THAT BENEFIT FROM ADVANCES IN TECHNOLOGY...WE INVEST IN BUSINESSES WITH IOPPORTUNITIES...

Virtually all the businesses in which Baron Funds has invested have significant opportunities to use high speed Internet access and rapidly falling communications costs to grow their businesses more rapidly...reduce operating expenses...and increase profits. We believe among the most obvious beneficiaries are financial services businesses like Charles Schwab and resorts businesses like Vail Resorts and Sun International. These businesses will use the Internet more and phone centers less, replace operators with photons and cut reservations and information costs from dollars to pennies. In fact, all communications intensive businesses will benefit from the huge increases in bandwidth becoming available at ever lower prices. Charles Schwab can provide its customers with the resources to make smarter investment decisions. It can also offer more efficient trading systems, provide access to real time account information and bill and collect through the Internet. Apollo and DeVry can offer accredited college degrees on-line. Distance education is here. Polo Ralph Lauren can better control its store inventories by more accurately projecting demand for its products based upon real time sales. ChoicePoint can make its data base services more easily available to its insurance, business and government clientele. Robert Half can recruit more effectively while offering its employees up to the minute information about job openings, wages earned and due. It can also now easily share candidate resumes among its recruiters.

BARON  FUNDS  INVESTS  IN  GROWTH  BUSINESSES  WITH   SUSTAINABLE,   COMPETITIVE
ADVANTAGES...

When I began my career as a securities analyst in 1970, two of my first recommendations were Disney and McDonalds. Disney because I was optimistic about the prospects for the new amusement park they were building in Orlando; McDonalds because I felt it had a significant opportunity to increase the prices charged on $.25 hamburgers and $.15 fries my friends and I consumed in massive amounts while in high school. During the late 1990s, Berkshire Hathaway became a large shareholder in Disney when that company acquired Cap Cities Broadcasting and a large shareholder in McDonalds, as well, when Berkshire apparently perceived that McDonalds had an opportunity in foreign markets similar to that in the United States.

Disney and McDonalds are two businesses that have withstood the test of time. We think businesses in which Baron Funds has significant investments like Vail Resorts, Sotheby's, Charles Schwab, Robert Half, DeVry, Apollo and Polo Ralph Lauren, among

NOT A PART OF THE PROSPECTUS
others, are businesses that it is easy to envision as much larger businesses in several years than they are today. We'll see...

BARON:    A   LONG   TERM    INVESTOR   IN   SMALL   AND    MID-SIZED,    GROWTH
BUSINESSES...BUSINESSES   OPERATED   BY   TALENTED,   HARDWORKING   AND  ETHICAL
ENTREPRENEURS WITH BIG DREAMS...

When I founded Baron Capital in June 1982 after having managed money for others since 1975, I did so based upon a few relatively simple and straightforward ideas.

I had already achieved early investment successes by purchasing McDonalds, Disney, Federal Express, Hyatt Hotels and Mattel...when they were a lot smaller than they are today. These successes reinforced my belief that small and mid-sized businesses offer greater opportunities for growth than larger businesses. Businesses that could double in size in three to five years...and then double again in the next three to five years. That would be our focus. And, we would try to invest in these businesses only at what we believe are attractive prices, prices that offered our shareholders the opportunity to have their investment grow as fast as the underlying businesses increased in value. Our premise is that if a business doubles in size, e.g. earnings, asset value, cash flow, in time, its stock price will reflect that growth. Of course, investing in smaller companies can be riskier than investing in larger companies. Please see page 5 of the prospectus for a discussion of possible risks.

Baron Funds determined to be a long term investor in businesses...not a stock trader...to take advantage of business growth. After many painful lessons, I was determined not to purchase shares in "run-of-the-mill" businesses that were temporarily underpriced and then opportunistically try to sell them as they reached full value. I decided, instead, to invest for the long term in very profitable, well managed businesses with great growth opportunities and significant barriers to competition. Baron Asset Fund, our largest fund, has very low portfolio turnover...on average less than 15% per year for the past five years. This means we hold investments on average for nearly eight years! This allows us to learn a lot more about the businesses in which we are part owners than others, providing us with competitive advantage, we think. The average small and mid-cap mutual fund turned over its portfolio more than 100% last year. This means that at the end of the year on average it didn't own any shares of businesses that it owned at the start of the year. That momentum driven trading oriented strategy was successful during 1998 and 1999...but, as we noted last year, it has not always been so during the past thirty years.

Finally, we would do our own research, not rely upon investment banking supported, brokerage firm research. This would allow us to better judge the talent and honesty of the executives in which we have invested the funds you have entrusted to us. We have never thought it particularly useful to follow widely publicized recommendations of large investment firms that always seem to arrive at the same conclusions at the same time based upon the same information. Brokerage recommendations based upon earnings beating or missing analysts' estimates by a penny in a calendar quarter...upon management presentations at widely attended conferences...or upon

                                                    NOT A PART OF THE PROSPECTUS
estimates for interest rates, inflation and economy growth (unknowable) have never seemed to us a good basis to invest thousands...or millions...or billions...of dollars.

The common element in our investments in Charles Schwab, Flextronics, Univision, Saga Communications, Vail Resorts, NTL, American Tower, Polo Ralph Lauren, Dollar Tree, DeVry, Apollo, Robert Half, Sun International, Four Seasons, et al? We believe all these businesses are likely to be a lot larger and more profitable in a few years than they are today...and a lot larger and more profitable in a few more years after that. Of course, there are obviously no guarantees this will occur. But, this is in marked contrast, as we noted last year, to many technology and Internet stocks that were then doing well but have since fallen, with businesses that were not yet profitable and, as a result, were forced to rely upon capital markets financing to permit them to not just grow, but to remain viable.

THANK YOU FOR INVESTING IN BARON FUNDS.

We recognize that for most individuals, deciding how to invest your hard-earned savings to pay for your children's education, a new home or your retirement is one of your most difficult decisions. It must be especially difficult now since the stock market advance of the past few years, led principally by Internet and technology stocks, has not been inclusive of many other businesses. And, technology and Internet stocks have recently fallen sharply.

Baron Funds' investment thesis is relatively uncomplicated. We invest for the long term at what we believe are attractive prices in small and mid-sized growth businesses. We assume that purchasing stocks at what we believe are attractive prices reduces risk. We try to invest in businesses we believe could double in size in three to five years. And then have the potential to double yet again in the next three to five years. We assume that if a business doubles in size, so will its stock price. Of course, we cannot be certain we will continue to achieve our objectives. In fact, during the past few years, business growth and stock prices have often been disconnected.

We hope our quarterly shareholder letters and annual investment conferences have made it easier for you to determine if Baron Funds is an attractive investment for you and your family. We want to thank you for choosing to join us as fellow shareholders. We will continue to work hard to justify your confidence. Again, thank you for your strong support and interest.

Sincerely,

/s/ Ronald Baron
----------------
    Ronald Baron
    Chairman and CEO
    January 4, 2001

NOT A PART OF THE PROSPECTUS

Percentage of each stock owned by the Funds combined (Baron Asset Fund, Baron Growth Fund, Baron SmallCap Fund, & Baron iOpportunity Fund) as of 12/31/00

American Tower Corp.             2.7%         Apollo Group, Inc.            8.3%
Charles Schwab Corp.             1.3%         Choice Point                 11.0%
DeVry, Inc.                      7.4%         Dollar Tree Stores            3.9%
Flexotronics, Intl. LTD          1.8%         Four Seasons Hotel            3.0%
NTL, Inc.                        1.9%         Polo Ralph Laren             26.2%
Robert Half Intl.                6.7%         Saga Communications          29.4%
Sotheby's Holdings, Inc.        48.4%         Sun International Hotels      9.0%
Univision Communications, Inc.   0.5%         Vail Resorts                 32.7%

Percentage of Total Assets for the Top Ten Industries of the Funds combined (Baron Asset Fund, Baron Growth Fund, Baron SmallCap Fund, & Baron iOpportunity
Fund) as of 12/31/00

Business Services               12.7%         Communications                9.6%
Education                       12.4%         Financial Services           10.2%
Health Services                  3.1%         Hotels & Lodging              5.1%
Manufacturing                    4.4%         Media & Entertainment         6.8%
Recreation & Resorts             6.0%         Retail Stores & Restaurants  16.8%

Annual Turnovers for Baron Asset Fund as of:

12/31/00                         1.5%
12/31/99                        13.0%
12/31/98                        29.0%
12/31/97                        13.0%
12/31/96                        19.0%

According to Morningstar as of November 30, 2000 the average turnover rate of the 1,893 small and mid cap mutual funds tracked is 118%.

                                                    NOT A PART OF THE PROSPECTUS

BARON ASSET FUND
BARON GROWTH FUND
BARON SMALL CAP FUND
BARON iOPPORTUNITY FUND

767 Fifth Avenue
New York, New York 10153
1-800-99-BARON
212-583-2100









This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the Commission has approved or disapproved them or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

January 17, 2001
                                                                  PROSPECTUS o 1

TABLE OF CONTENTS
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INFORMATION ABOUT         Investment Goals, Strategies and Risks.........3

THE FUNDS                 Past Performance...............................6

                          Fund Expenses..................................8

                          Financial Highlights..........................10

                          Other Investment Strategies...................14

                          Management of the Funds.......................16

--------------------------------------------------------------------------------

INFORMATION               How Your Shares are Priced....................17

ABOUT YOUR                How to Purchase Shares........................18

INVESTMENT                How to Redeem Shares..........................19

                          Distributions and Taxes.......................21

                          General Information...........................22

--------------------------------------------------------------------------------

MORE INFORMATION          Back Cover




2 o PROSPECTUS

INFORMATION ABOUT THE FUNDS

INVESTMENT GOALS AND STRATEGIES

WHAT ARE THE INVESTMENT GOALS OF THE FUNDS?

BARON ASSET FUND            capital  appreciation  through investments
                            in securities of small and medium sized
                            companies with undervalued assets or
                            favorable growth prospects

BARON GROWTH FUND           capital appreciation

BARON SMALL CAP FUND        capital appreciation through investments
                            primarily in securities of small companies

BARON iOPPORTUNITY FUND     capital appreciation

WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?

In making investment decisions for the Funds the Adviser seeks securities that the Adviser believes have:

1. favorable price to value characteristics based on the Adviser's assessment of their prospects for future growth and profitability.

2.   the potential to increase in value at least 50% over two subsequent years.

Investment decisions are made by the Funds' investment adviser, BAMCO, Inc. (the "Adviser"). The Adviser seeks investments that are supported by long term demographic, economic and societal "mega-trends." Among the industries that the Adviser believes will benefit from long lasting "mega-trends" are education, due to increased knowledge requirements in an information based-economy; healthcare, due to the aging of America; products and services for the large baby-boomer and echo-boomer (their children) segments of our population; communication businesses, due to rapidly increasing demand for bandwidth; and businesses able to establish long term competitive advantage through the use of the Internet. The Adviser thoroughly researches the companies in which the Funds invest. The Adviser's research process includes visits and interviews by the Adviser with company managements and their major competitors. The Adviser looks for the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. The Adviser seeks to purchase these companies at what it perceives are attractive prices relative to projected future cash flows and asset values, before the companies' long-term business prospects are appreciated by other

                                                                  PROSPECTUS o 3
investors. There is no assurance that the Funds will meet their investment goals. The Funds may take large positions in the companies in which the Adviser has the greatest conviction. The Funds have a long term outlook. The Funds are designed for long-term investors, not for investors who intend to sell after a short period of time.

BARON ASSET FUND invests primarily in common stocks of small and medium sized companies selected for their capital appreciation potential.

BARON GROWTH FUND invests primarily in common stocks of smaller companies selected for their capital appreciation potential.

BARON SMALL CAP FUND invests primarily in common stocks selected for their capital appreciation potential. At least 65% of the Fund's total assets are invested in the securities of smaller companies based on the market size of the investment at the time of purchase.

BARON iOPPORTUNITY FUND invests primarily in common stocks selected for their capital appreciation potential. The Fund seeks investments in companies that the Adviser believes have Internet-related growth opportunities. "Internet-related" includes opportunities directly related to the web as well as opportunities that result from the rapidly changing information technology environment. The Adviser seeks to invest in both new emerging companies and more mature "bricks and mortar" businesses which the Adviser believes have significant, sustainable, Internet-related growth opportunities. Internet-related investments, as with investments for the other Baron Funds, will be purchased at prices the Adviser deems attractive based on the Adviser's projected cash flows and/or customer and asset valuations within a reasonable time period. At least 65% of the Fund's total assets are invested in securities of companies that are Internet-related.

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

The Funds invest primarily in common stocks but may also invest in other equity-type securities such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. Securities are selected for their capital appreciation potential, and investment income is not a consideration.

BARON ASSET FUND invests primarily in small and medium sized companies with market capitalizations of approximately $500 million to $5 billion. BARON GROWTH FUND and BARON SMALL CAP FUND invest primarily in small sized companies with market values under $1.5 billion. These Funds will not sell positions just because their market values have increased. The Funds will add to positions in a company even though its market capitalization has increased through appreciation beyond the limits stated, if, in the Adviser's judgment, the company is still an attractive investment. BARON iOPPORTUNITY FUND invests in Internet-related companies of all sizes.

4 o PROSPECTUS

What are the principal risks of investing in the Funds?

GENERAL STOCK MARKET RISK The Funds' principal risks are those of investing in the stock market. The value of your investment in a Fund will increase as the stock market prices of the securities owned by the Fund increase and will decrease as the Fund's investments decrease in market value. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer, such as political, economic or general market conditions. Because the stock values fluctuate, when you sell your investment you may receive more or less money than you originally invested.

SMALL AND MEDIUM SIZED COMPANIES The Adviser believes there is more potential for capital appreciation in smaller companies but there also may be more risk. Securities of smaller companies may not be well known to most investors and the securities may be thinly traded. Smaller company securities may fluctuate in price more widely than the stock market generally and they may be more difficult to sell during market downturns. There is more reliance on the skills of a company's management and on their continued tenure. This investment approach requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

LARGE POSITIONS Even though the Funds are diversified, the Funds may establish significant positions in companies in which the Adviser has the greatest conviction. If the stock price of one or more of those companies should decrease, it would have a big impact on the Fund's net asset value. These large positions may represent a significant part of a company's outstanding stock, and sales by the Funds could adversely affect stock prices. The Fund's returns may be more volatile than those of a less concentrated portfolio.

LONG TERM OUTLOOK AND PROJECTIONS The Funds are designed for long-term investors who are willing to hold investments for a substantial period of time. The cash flows and valuations that the Adviser projects for a company may not be achieved, which would negatively impact the stock market price of that company.

INTERNET Internet-related companies and companies propelled by new technologies may present the risk of rapid change and product obsolescence and their successes may be difficult to predict for the long term. Some Internet-related companies may be newly formed and have limited operating history and experience. Internet-related companies may also be adversely affected by changes in governmental policies, competitive pressures, and changing demand. The securities of these companies may also experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in the company's fundamentals or economic conditions.

                                                                  PROSPECTUS o 5

PAST PERFORMANCE

The information below shows the Funds' annual returns and their long term performance. The information provides some indications of the risks of investing in the Funds. The bar charts show you how the performance for each Fund has varied from year to year. The tables compare the performance of the Funds over time to relevant indexes. How the Funds have performed in the past is not necessarily an indication of how they will perform in the future. The annual report contains additional performance information which is available upon request without charge by writing or calling the Funds at the address and telephone number set forth on the back of this Prospectus.

BARON ASSET FUND

Annual returns for periods ended 12/31 of each year

[BAR GRAPH]

                      34.0%       1991
                      13.9%       1992
                      23.5%       1993
                       7.4%       1994
                      35.3%       1995
                      22.0%       1996
                      33.9%       1997
                       4.3%       1998
                      16.3%       1999
                       0.4%       2000

Best Quarter:  4thQ 1998:  26.6%
Worst Quarter: 3rdQ 1998: -23.4%

AVERAGE ANNUAL TOTAL RETURN for periods ended 12/31/00
--------------------------------------------------------------------------------
                  | 1 year  |  5 years   |  10 years | since inception (6/12/87)
--------------------------------------------------------------------------------
Baron Asset Fund  |  +0.4%  |   +14.7%   |   +18.5%  |         +16.2%
--------------------------------------------------------------------------------
Russell 2000      |  -3.0%  |   +10.3%   |   +15.5%  |         +10.1%
--------------------------------------------------------------------------------
Russell 2500*     |  +4.3%  |   +14.0%   |   +17.4%  |         +12.4%
--------------------------------------------------------------------------------

The Russell 2000 is a widely recognized unmanaged index of smaller companies. The Russell 2500 is an unmanaged index of small to medium companies.*


------
* The Russell 2500 Index was added as a comparison because the medium-sized companies it includes reflect the medium-sized companies in the Fund's portfolio.

6 o PROSPECTUS

BARON GROWTH FUND

Annual returns for periods ended 12/31 of each year

[BAR GRAPH]

                      52.5%       1995
                      27.7%       1996
                      31.1%       1997
                       0.1%       1998
                      44.7%       1999
                      -4.6%       2000

Best Quarter:  4thQ 1999:  23.9%
Worst Quarter: 3rdQ 1998: -22.1

AVERAGE ANNUAL TOTAL RETURN for periods ended 12/31/00
--------------------------------------------------------------------------------
                      |  1 year   |    5 years    |     since inception (1/3/95)
--------------------------------------------------------------------------------
Baron Growth Fund     |  -4.6%    |    +18.3%     |           +23.4%
--------------------------------------------------------------------------------
Russell 2000          |  -3.0%    |    +10.3%     |           +13.2%
--------------------------------------------------------------------------------
The Russell 2000 is a widely recognized unmanaged index of smaller companies.

BARON SMALL CAP FUND

Annual returns for periods ended 12/31 of each year

[BAR GRAPH]

                       2.2%       1998
                      70.8%       1999
                     -17.5%       2000

Best Quarter:  4thQ 1999:  34.6%
Worst Quarter: 3rdQ 1998: -28.1%

AVERAGE ANNUAL TOTAL RETURN for periods ended 12/31/00
--------------------------------------------------------------------------------
                          |      1 year       |    since inception (10/1/97)
--------------------------------------------------------------------------------
Baron Small Cap Fund      |      -17.5%       |           +12.9%
--------------------------------------------------------------------------------
Russell 2000              |       -3.0%       |            +3.2%
--------------------------------------------------------------------------------
The Russell 2000 is a widely recognized unmanaged index of smaller companies.


                                                                  PROSPECTUS o 7

BARON iOPPORTUNITY FUND

This Fund has been in existence for less than one calendar year. The comparison to the indexes below gives some indication of the risks of an investment by comparing the Fund's performance with a broad measure of market performance.

FOR THE PERIOD 2/29/00--12/31/00
--------------------------------------------------------------------------------
Baron iOpportunity Fund           |                   -39.0%
--------------------------------------------------------------------------------
Nasdaq Composite                  |                   -47.4%
--------------------------------------------------------------------------------
Morgan Stanley Internet Index     |                   -74.6%
--------------------------------------------------------------------------------

The Nasdaq Composite is an unmanaged index that tracks the performance of market-value weighted common stocks listed on Nasdaq. The Morgan Stanley Internet Index is an unmanaged index of actively traded, high market cap Internet stocks.

FUND EXPENSES
The table below describes the fees and expenses that you would pay if you buy and hold shares of the Funds.

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from a Fund's assets)

------------------------------------------------------------------------------------------------
                            |             |                  |             |   Total Annual
                            | Management  |   Distribution   |    Other    |   Fund Operating
                            | Fee         |   (12b-1) Fee    |    Expenses |   Expenses
                            |             |                  |             |
------------------------------------------------------------------------------------------------
Baron Asset Fund            |    1.0%     |      0.25%       |     0.11%   |        1.36%
------------------------------------------------------------------------------------------------
Baron Growth Fund           |    1.0%     |      0.25%       |     0.11%   |        1.36%
------------------------------------------------------------------------------------------------
Baron Small Cap Fund        |    1.0%     |      0.25%       |     0.08%   |        1.33%
------------------------------------------------------------------------------------------------
Baron iOpportunity Fund     |    1.0%     |      0.25%       |     0.25%   |        1.50%*
------------------------------------------------------------------------------------------------

* The Adviser has contractually agreed to reimburse certain expenses of the Fund so that its total operating expenses are limited to 1.5% of average net assets. The advisory contract is for an initial period of two years.

Baron iOpportunity Fund imposes a short-term trading fee of 1% on redemptions of shares held for less than 6 months.

8 o PROSPECTUS

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
YEAR                              1            3           5         10
--------------------------------------------------------------------------------
BARON ASSET FUND                $138         $431        $745       $1,635
--------------------------------------------------------------------------------
BARON GROWTH FUND               $138         $431        $745       $1,635
--------------------------------------------------------------------------------
BARON SMALL CAP FUND            $135         $421        $729       $1,601
--------------------------------------------------------------------------------
BARON iOPPORTUNITY FUND         $153         $474        $818       $1,791
--------------------------------------------------------------------------------

There are additional charges if you have retirement accounts and wire transfers. You also may purchase and redeem your shares through broker-dealers or others who may charge a commission or other transaction fee for their services. (See "How to Purchase Shares" and "How to Redeem Shares".)

The 12b-1 fee is paid to Baron Capital, Inc. for shareholder and distribution services. Because the fees are paid out of the Funds' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                                  PROSPECTUS o 9

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. The "total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants, whose report, along with the Funds' financial statements, is included in the annual report.


BARON ASSET FUND

Year Ended September 30

                                           2000       1999       1998     1997     1996
Net Asset Value, Beginning of Year         $51.57     $39.96    $47.43   $35.50   $29.30
-----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                (0.76)     (0.30)     0.05    (0.14)   (0.06)
Net Realized and Unrealized Gains
   (Losses) on Investments                  12.53      11.95     (7.52)   12.11     6.29
-----------------------------------------------------------------------------------------
Total from Investment Operations            11.77      11.65     (7.47)   11.97     6.23
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income         0.00      (0.04)     0.00     0.00     0.00
Distributions from Net Realized Gains        0.00       0.00      0.00    (0.04)   (0.03)
-----------------------------------------------------------------------------------------
Total Distributions                          0.00      (0.04)     0.00    (0.04)   (0.03)
-----------------------------------------------------------------------------------------
Capital Contribution                         0.01       0.01      0.00     0.00     0.00
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year               $63.35     $51.57    $39.96   $47.43   $35.50
=========================================================================================
TOTAL RETURN                                22.8%#     29.2%*   (15.7%)   33.8%    21.3%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year     $4,917.4  $5,863.1  $4,410.5  $3,224.5 $1,166.1
Ratio of Expenses to Average Net Assets      1.36%     1.31%     1.32%    1.35%    1.40%
Less: Ratio of Interest Expense
      to Average Net Assets                 (0.03%)    0.00%     0.00%    0.00%    0.00%
-----------------------------------------------------------------------------------------
Ratio of Operating Expenses to Average
   Net Assets                                1.33%     1.31%     1.32%    1.35%    1.40%
=========================================================================================
Ratio of Net Investment Income (Loss) to
   Average Net Assets                       (1.09%)   (0.57%)    0.11%   (0.52%)  (0.29%)
Portfolio Turnover Rate                      2.51%    15.64%    23.43%   13.23%   19.34%
-----------------------------------------------------------------------------------------

# Had the adviser not made a capital contribution, the Fund's performance would have been reduced by 0.02%.
* Had the adviser not made a capital contribution, the Fund's performance would have been reduced by 0.03%.

10 o PROSPECTUS

BARON GROWTH FUND

Year Ended September 30

                                         2000     1999     1998     1997     1996
Net Asset Value, Beginning of Year       $29.06   $20.32   $24.89   $18.40   $14.77
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)              (0.26)   (0.04)   0.06      0.06     0.11
Net Realized and Unrealized Gains
   (Losses) on Investments                 5.34     8.82   (4.56)     6.68     3.66
-----------------------------------------------------------------------------------
Total from Investment Operations           5.08     8.78   (4.50)     6.74     3.77
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income       0.00    (0.04)  (0.02)    (0.09)   (0.04)
Distributions from Net Realized Gains     (1.88)    0.00   (0.05)    (0.16)   (0.10)
-----------------------------------------------------------------------------------
Total Distributions                       (1.88)   (0.04)  (0.07)    (0.25)   (0.14)
-----------------------------------------------------------------------------------
Net Asset Value, End of Year             $32.26   $29.06  $20.32    $24.89   $18.40
===================================================================================
TOTAL RETURN                              18.6%    43.2%  (18.1%)    37.1%    25.8%
-----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year    $533.4   $439.4  $315.6    $390.8   $207.2
Ratio of Total Expense to Average Net
   Assets                                 1.36%    1.40%   1.43%     1.40%    1.54%
Less: Ratio of Interest Expenses to
   Average Net Assets                     0.00%   (0.03%) (0.06%)    0.00%    0.00%
-----------------------------------------------------------------------------------
Ratio of Operating expenses to Average
   Net Assets                             1.36%    1.37%   1.37%     1.40%    1.54%
===================================================================================
Ratio of Net Investment Income (Loss) to
   Average Net Assets                    (0.78%)  (0.20%)  0.21%     0.37%    1.20%
Portfolio Turnover Rate                  39.00%   53.36%  40.38%    25.17%   40.27%
-----------------------------------------------------------------------------------

The Fund's custodian's offset of custody fees amounted to less than $0.01 per share in 1996. The expense offset amounts are included in expense data above.

                                                                 PROSPECTUS o 11

BARON SMALL CAP FUND

Year Ended September 30

                                                  2000         1999         1998
Net Asset Value, Beginning of Year              $13.37       $ 8.61        $10.00
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                              (0.16)       (0.10)        (0.02)
Net Realized and Unrealized Gains (Losses)
   on Investments                                 2.84         4.86         (1.37)
----------------------------------------------------------------------------------
Total from Investment Operations                  2.86         4.76         (1.39)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends Net Investment Income                   0.00         0.00          0.00
Distributions from Net Realized Gains             0.00         0.00          0.00
----------------------------------------------------------------------------------
Total Distributions                               0.00         0.00          0.00
----------------------------------------------------------------------------------
Net Asset Value, End of Year                    $16.05       $13.37        $ 8.61
==================================================================================
TOTAL RETURN                                      20.0%        55.3%        (13.9%)
----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets(in millions), End of Year            $879.5       $715.7        $403.7
Ratio of Expenses to Average Net Assets           1.33%        1.34%         1.39%
Ratio of Net Investment Loss to Average
   Net Assets                                    (0.90%)      (0.99%)       (0.20%)
Portfolio Turnover Rate                          53.18%       42.69%        59.68%
----------------------------------------------------------------------------------

12 o PROSPECTUS

BARON iOPPORTUNITY FUND
                                                            FOR THE PERIOD
                                                           FEBRUARY 29,2000
                                                    (COMMENCEMENT of OPERATIONS)
Year Ended September 30                                   SEPTEMBER 30, 2000

Net Asset Value, Beginning of Period                             $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                              0.03
Net Realized and Unrealized Loss on Investments                   (1.28)
--------------------------------------------------------------------------------
Total from Investment Operations                                  (1.25)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends Net Investment Income                                    0.00
Distributions from Net Realized Gains                              0.00
--------------------------------------------------------------------------------
Total Distributions                                                0.00
--------------------------------------------------------------------------------
Redemption Fees Added to Paid In Capital                           0.01
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $ 8.76
================================================================================
TOTAL RETURN+                                                    (12.4%)
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets(in millions), End of Period                           $188.2
Ratio of Total Expenses to Average Net Assets                     1.53%**
Less: Expense Reimbursement by Investment Adviser                (0.03%)**
--------------------------------------------------------------------------------
Ratio of Net Expenses to Average Net Assets                       1.50%**
================================================================================
Ratio of Net Investment Income to Average Net Assets              0.46%**
Portfolio Turnover Rate                                          31.47%
--------------------------------------------------------------------------------
**   Annualized.
+ The total returns would have been lower had certain expenses not been reduced during the periods shown.

                                                                 PROSPECTUS o 13

OTHER INVESTMENT STRATEGIES

WHAT ARE SOME OF THE OTHER INVESTMENTS THE FUNDS MAKE?

CASH POSITION When the Adviser determines that opportunities for profitable investments are limited or that adverse market conditions exist, all or a portion of the Funds' assets may be invested in cash or cash equivalents such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. When a Fund's investments in cash or similar investments increase, its investment objectives may not be achieved. BARON ASSET FUND may borrow up to 5% of its net assets for extraordinary or emergency temporary investment purposes or to meet redemption requests which might otherwise require an untimely sale of portfolio securities. BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may borrow up to 30% of the value of their respective total assets, including the amount borrowed, as of the time the borrowing is made for temporary, emergency or other purposes.

DEBT SECURITIES The Funds may invest in debt securities which may include notes, bonds, debentures and money market instruments. Debt securities represent an obligation of the issuer to repay a loan of money to it, often with interest. The debt securities in which the Funds may invest include rated and unrated securities and convertible instruments. There is no minimum rating for the debt securities that may be purchased for those Funds. The Funds rely on the Adviser's assessment of the issuer's securities and do not use independent ratings organizations.

ILLIQUID SECURITIES BARON ASSET FUND may invest up to 10%, and BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may invest up to 15%, of their respective net assets in securities that are illiquid. An illiquid security is one that cannot be disposed of in the ordinary course of business within seven days.

SPECIAL SITUATIONS The Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a company will be recognized and appreciate in value due to a specific anticipated development at that company. Such developments might include a new product, a management change, an acquisition or a technological advancement.

FOREIGN SECURITIES The Funds may invest without limitation in the securities of foreign issuers in U.S. denominated form known as American Depository Receipts. They may also invest in foreign denominated form (Global Depository Receipts or European Depository Receipts), up to 10% of the respective total assets of BARON ASSET FUND, BARON GROWTH FUND and BARON SMALL CAP FUND and up to 25% of the total assets of BARON iOPPORTUNITY FUND.

OPTIONS AND DERIVATIVES BARON ASSET FUND may write (sell) covered call options or purchase put options on equity and/or debt securities. BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may write (sell) put

14 o PROSPECTUS
options and covered call options and purchase put and call options on equity and/or debt securities. A call option gives the purchaser of the options the right to buy, and when exercised obligates the writer to sell, the underlying security at the exercise price. A put option gives the purchaser of the option the right to sell, and when exercised obligates the writer to buy, the underlying security at the exercise price. The options may be listed or over-the-counter. The Funds may also enter into equity swap agreements and other derivative investments.

OTHER STRATEGIES The Funds have additional investment strategies and restrictions that govern their activities. For a list of these restrictions and more information about the investment strategies, please see the section "Investment Goals, Strategies and Risks" in the Statement of Additional Information. Those that are identified as "fundamental" may only be changed with shareholder approval, while the others may be changed by the Board of Trustees.

WHAT ARE SOME ADDITIONAL RISK FACTORS?

OPTIONS AND DERIVATIVES Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and derivatives depend on the Adviser's ability to anticipate correctly the direction of stock prices, interest rates, and other economic factors. Options may lose all their value in a relatively short period of time. The dealer who takes the other side of a derivative transaction could fail. Where a liquid secondary market does not exist, the Fund would likely be unable to control losses by closing its position.

DEBT SECURITIES Lower rated securities may have a higher yield, and the potential for a greater return than investment grade securities, but may also have more risk. Lower rated securities are generally meant for longer-term investing and may be subject to certain risks with respect to the issuing entity and to market fluctuations. See the SAI for more information. The Adviser will also evaluate the securities and the ability of the issuers to pay interest and principal. With lower rated debt securities, a Fund's ability to achieve its investment objective may be more dependent on the Adviser's credit analysis than might be the case with higher rated securities. The market price and yield of lower rated securities are generally more volatile than those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. The trading market for these securities may be less liquid than that of higher rated securities. Companies that issue lower rated securities may be highly leveraged or may have unstable earnings, and consequently the risk of the investment in the securities of such issuers may be greater than with higher rated securities.

The interest bearing features of debt securities carry a promise of income flow, but the price of the securities are inversely affected by changes in interest rates and are therefore subject to the risk of market price fluctuations. The market values of debt securities may also be affected by changes in the credit ratings or financial condition of the issuers.

                                                                 PROSPECTUS o 15

FOREIGN SECURITIES Investments in foreign securities may have greater risks than investments in domestic securities and such risks may be unrelated to the price of the security. Such risks include currency exchange risks, as the value of local currency relates to the U.S. dollar. The value of a foreign security may be worth less in U.S. Dollars even if the security increases in value in its own country due to declines in exchange rates or changes in U.S. or foreign laws. Foreign investments are also subject to political and economic risks, particularly in countries with unstable governments, different legal systems, and limited industries. In some countries there may be the risk of governments seizing the assets or operations of a company. Further, there may be less governmental supervision of foreign markets, including non-standardized financial reporting and less publicly available information. There is also the risk that the foreign securities may be less liquid, there may be delays in settlement of purchase and sale transactions, and there may not be adequate protection to ensure the other side will complete a transaction.

CONVERTIBLE SECURITIES Since convertible securities combine the investment characteristics of both bonds and common stocks, the Funds' convertible securities investments absorb the market risks of both stocks and bonds. The combination does, however, make the investment less sensitive to interest rate changes than straight bonds of comparable maturity and quality and usually less volatile than common stocks. Because of these factors, convertible securities are likely to perform differently than broadly-based measures of the stock and bond markets.

BORROWINGS To the extent a Fund borrows, it must maintain continuous asset coverage of 300% of the amount borrowed. Such borrowing has special risks. Any amount borrowed will be subject to interest costs that may or may not exceed the appreciation of the securities purchased.

ILLIQUID SECURITIES The absence of a trading market could make it difficult to ascertain a market value for illiquid positions. A Fund's net asset value could be adversely affected if there were no ready buyer at an acceptable price at the time the Fund decided to sell. Time-consuming negotiations and expenses could occur in disposing of the shares.

SPECIAL SITUATIONS Investments in special situations have the risk that the anticipated development does not occur or does not attract the expected attention.

MANAGEMENT OF THE FUNDS

The Board of Trustees oversees the management of the Funds. A list of the Board members and the Funds' officers may be found in the Statement of Additional Information. BAMCO, Inc., the Adviser, is located at 767 Fifth Avenue, New York, New York 10153, and is responsible for portfolio management. It is a subsidiary of Baron Capital Group, Inc. ("BCG"). Baron Capital, Inc. ("Baron Capital"), a registered broker-dealer and the distributor of the shares of the Funds, is also a subsidiary of BCG.

Ronald Baron is the founder, chief executive officer and chairman of the Adviser and BCG (and its subsidiaries) and is the principal owner of BCG. Morty Schaja is the president and chief operating officer of the Adviser and BCG (and its subsidiaries) and has been with the Adviser and BCG since 1991.

16 o PROSPECTUS

Mr. Baron has been the portfolio manager of BARON ASSET FUND and BARON GROWTH FUND since their inception. He has managed money for others since 1975. Cliff Greenberg has been the portfolio manager of BARON SMALL CAP FUND since its inception. Mr. Greenberg joined Baron Funds in January of 1997. He was a general partner and portfolio manager at HPB Associates, L.P., an investment partnership from January 1990 until he joined Baron Funds. BARON iOPPORTUNITY FUND is managed by Mitch Rubin. Mr. Rubin has worked at Baron Funds as an analyst for 5 years and was a co-portfolio manager of BARON GROWTH FUND. Before that he was an analyst at a large brokerage firm. All of BARON iOPPORTUNITY FUND's holdings are pre-approved by Morty Schaja and Ron Baron. Each of the portfolio managers named above may serve as portfolio managers or analysts for other products offered by affiliates that could conflict with their responsibilities to the Funds for which they are portfolio managers. The Adviser also keeps the books of account of each Fund, and calculates daily the income and net asset value per share of each Fund. For its services, the Adviser receives a fee payable monthly from the assets of each Fund equal to 1% per annum of each Fund's respective average daily net asset value.

Brokerage transactions for the Funds in exchange-listed securities or for transactions executed through ECNs are executed primarily by or through the Adviser's affiliate, Baron Capital, when consistent with trying to obtain the best net results for the Funds. Baron Capital is a registered broker-dealer and a member of the NASD. Please see the Statement of Additional Information for more information about trade executions.

12b-1 PLAN

The Funds have adopted a plan under rule 12b-1 that allows the Funds to pay distribution fees for the sale and distribution of their shares and for services provided to shareholders. Because the fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The 12b-1 plan authorizes the Funds to pay Baron Capital a distribution fee equal on an annual basis to 0.25% of each Fund's average daily net assets. See the Statement of Additional Information for a more detailed listing of the expenses covered by the Distribution Plan.

INFORMATION ABOUT YOUR INVESTMENT

HOW YOUR SHARES ARE PRICED

The purchase or sale price for your shares is the particular Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the Exchange is open. Your purchase or sale will be priced at the next NAV calculated after your order is accepted by the Baron Funds' transfer agent. If you purchase or sell shares through a brokerage firm, bank or other financial institution, your transaction will receive the NAV next calculated after the financial institution receives your order. The Funds have agreements with certain financial institutions which authorize the financial institutions to accept orders or

                                                                 PROSPECTUS o 17
designate third parties to accept orders on behalf of the Funds. If you place your order through these authorized financial institutions, the order will be considered received when the authorized party accepts the order. Those orders will receive the NAV next computed after acceptance of the order by the authorized institution or its agent. The Funds' investments are valued based on the last sale price or where market quotations are not readily available, based on fair value as determined by the Adviser, using procedures established by the Board of Trustees. The Funds may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists.

HOW TO PURCHASE SHARES

You may purchase shares of the Funds directly without paying a sales charge. An application is included with this prospectus. Special applications are available to open individual retirement accounts ("IRAs"). The minimum initial investment is $2,000 unless you choose to invest through the Baron InvestPlan (see page
19). There is no minimum for subsequent purchases. The Funds may reject any proposed purchase. If the Funds identify short term traders, the Funds will reject their proposed purchases.

At present, only U.S. citizens and non-U.S. citizens with a tax identification number who reside in the U.S. may purchase shares of the Funds. Please call the Funds' transfer agent at 1-800-442-3814, if you have any questions.

You may invest or add to your account using any of the following methods:

BY MAIL

To open a new account send your signed application form with your check payable to BARON FUNDS to:

                        Baron Funds
                        P.O. Box 219946
                        Kansas City, MO 64121-9946

PLEASE MAKE SURE YOU INDICATE HOW MUCH MONEY YOU WANT INVESTED IN EACH FUND. Checks must be payable in U.S. dollars and must be drawn on a U.S. bank. Third party checks, credit cards and cash will not be accepted.

WHEN ADDING TO YOUR ACCOUNT complete the additional investment form provided at the bottom of your account statement or purchase confirmation. If you do not have that form, write a note indicating in which Baron Fund the investment should go and the account number. Send it to the address above.

BY WIRE

You can make your initial or additional investments in the Funds by wire. To do so: (1) contact the Funds' transfer agent, DST Systems, Inc., at 1-800-442-3814 to obtain an account number. (2) Complete and sign the application form and mail it to Baron Funds, P.O. Box 219946, Kansas City, MO 64121-9946. (3) Instruct your bank to wire funds to the

18 o PROSPECTUS

United Missouri Bank of Kansas City, N.A., ABA No. 1010-0069-5, Account No. 98-7037-101-4. (4) Be sure to specify the following information in the wire: (a) Fund you are buying, (b) your account number, (c) your name, and (d) your wire number.

Please be sure to include your name and account number. The Fund is not responsible for delays in the wiring process.

BY TELEPHONE

Once your account is open you may add to your investment by telephone and exchange among the Baron Funds if you have elected that option on the application. By choosing this option you authorize Baron Funds to draw on your bank account. Please note that your accounts must be identically registered. To add this option to your account, call 1-800-442-3814 for the forms.

BARON INVESTPLAN

Baron InvestPlan is an automatic investment plan offered by the Funds. The minimum initial investment is $500 with monthly investments of as little as $50 automatically invested from your checking account. To enroll in the Baron InvestPlan, complete the Enrollment Form (available by calling 1-800-99-BARON), attach a voided check and mail them to Baron Funds, P.O. Box 219946, Kansas City, MO 64121-9946.

THROUGH BROKER-DEALERS

You may purchase shares of the Funds through a broker-dealer or other financial institution that may charge a transaction fee. If you purchase the shares directly from the Funds, no transaction fee is charged. The Funds also participate in no transaction fee programs with many national brokerage firms.

HOW TO REDEEM SHARES

You may redeem your shares of the Funds by any of the methods described below. If you are selling shares in an IRA account please read the information in the IRA kit. Redemptions will not be made until all of the requirements for redemption are met. Redemptions are priced at the next NAV calculated after your redemption request is received in proper form. If you have recently purchased shares your redemption request may not be honored until the purchase check has cleared your bank, which generally occurs within fifteen calendar days.

BY MAIL

Write a letter that includes the following information: the name of the registered owner(s) of the account, the name of the Fund, the number of shares or dollar amount to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered, including the signature of each joint owner, if applicable. Mail the

                                                                  PROSECTUS o 19
request to the transfer agent at Baron Funds, P.O. Box 219946, Kansas City, MO 64121-9946.

A signature guarantee is required for redemptions of more than $50,000 in any quarter. See the "Special Information About Redemptions" section on page 20. Within three days after receipt of a redemption request by the transfer agent in proper form, the Fund will normally mail you the proceeds.

BY TELEPHONE

If you have selected the telephone redemption option when you opened your account, you may redeem your shares by telephone. To add this option to your account call 1-800-442-3814 for a telephone redemption form. Once made, your telephone request cannot be changed. The minimum amount that you may redeem by telephone is $1,000. The maximum amount that you may redeem by telephone in any quarter is $50,000 per Fund. You may receive the proceeds by any one of the following methods: (a) we will mail a check to the address to which your account is registered, (b) we will transmit the proceeds by electronic funds transfer to a pre-authorized bank account (usually a two banking day process), or (c) we will wire the proceeds to a pre-authorized bank account for a $10.00 fee (usually a next banking day process).

The Funds have the right to refuse a telephone redemption if they believe it advisable to do so. If you have selected the telephone option you may be responsible for any fraudulent telephone order as long as the Funds and their transfer agent use reasonable procedures to confirm that telephone instructions are genuine.

BY BROKER-DEALER

You may redeem shares through broker-dealers or other institutions who may charge you a fee. The Funds may have special redemption procedures with certain broker-dealers.

SHORT-TERM TRADING FEE

BARON iOPPORTUNITY FUND imposes a short-term trading fee on redemptions and exchanges of shares held for less than 6 months. The fee is 1% of the redemption value and is deducted from the redemption proceeds. The Fund uses the "first-in, first-out" method to determine the holding period, so if you bought shares on different days, the shares purchased first will be redeemed first for determining whether the fee applies. The fee is retained by the Fund for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and exchanges and to offset the portfolio transaction costs and facilitate portfolio management.

The Fund will waive the fee for defined contribution plans. The Fund may waive the fee on redemptions if the Fund believes it is in the best interest of the Fund. Please check with your account representative before you purchase your shares to determine whether the fee waiver is applicable.

20 o PROSPECUS

SPECIAL INFORMATION ABOUT REDEMPTIONS

If the amount to be redeemed in any quarter is greater than $50,000 per Fund, all of the signatures on a redemption request and/or certificate must be guaranteed. If you have changed your address within 30 days of a redemption request, a signature guarantee is required. A signature guarantee helps protect you and the Funds from fraud. You can obtain a signature guarantee from most securities firms or banks, but not from a notary public. If you are redeeming $50,000 or less per quarter per Fund, and if proceeds are sent to the address of record, no signature guarantee is required. For joint accounts, each signature must be guaranteed. Please call the transfer agent at 1-800-442-3814 if you are unsure of any of the requirements. Please remember that the Funds will not redeem your shares until the original letter of instruction with the signature guarantee in proper form has been received by the transfer agent.

Any Fund share certificates that have been issued must be returned with your redemption request. The transfer agent may require other documentation from corporations, trustees, executors, and others who hold shares on behalf of someone else. If you have any questions concerning the requirements, please call the transfer agent at 1-800-442-3814. Redemptions will not be made until all of the conditions, including receipt of all required documentation by the transfer agent, have been satisfied.

A redemption or exchange of Fund shares may generate a tax liability.

If you redeem more than $250,000 or 1% of the net asset value of a Fund during any 90-day period, that Fund has the right to pay the redemption price, either totally or partially, by a distribution of portfolio securities instead of cash.

If your account falls below $2,000 because of withdrawals, the Fund may ask you to increase your balance. If it is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds.

The Funds may suspend the normal redemption process if trading on the New York Stock Exchange is suspended or if an emergency exists that reasonably precludes the valuation of the Funds' net assets.

DISTRIBUTIONS AND TAXES

Each Fund pays its shareholders dividends from its net investment income and distributes any net realized capital gains once each year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no charges on reinvestments. After every distribution, the value of a share is automatically reduced by the amount of the distribution. If you elect not to reinvest and the postal or other delivery service is unable to deliver checks to your address of record, your distribution will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

You are subject to federal income tax on Fund distributions, unless your investment is in an IRA or other tax-advantaged account. The tax status of any distribution is the same regardless of how long you have invested in the Fund and whether you reinvest your

                                                                 PROSPECTUS o 21

distributions or take them in cash. Income and short-term capital gain distributions are taxed at the ordinary income rate. Long-term capital gains distributions are taxed at either 10% or 20%, depending on your tax bracket. The tax status of the annual distribution will be detailed in an annual tax statement from the Fund. Distributions declared by the Fund may also be subject to state and local taxes. You should consult with your own tax adviser regarding your personal tax situation.

If you do not provide the Fund with your valid social security or taxpayer identification number, you will be subject to backup withholding for taxes.

GENERAL INFORMATION

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

The Bank of New York, 100 Church Street, New York, NY 10286 is the custodian for the Baron Funds' cash and securities. DST Systems, Inc. serves as transfer agent and dividend disbursing agent for the shares. They are not responsible for investment decisions for the Baron Funds.

SHAREHOLDER INFORMATION

If you have questions about your account or transactions please contact the transfer agent, DST Systems, Inc., P.O. Box 219946, Kansas City, MO 64121-9946, or by telephone to 1-800-442-3814.

If you have questions about general Fund information please call the Baron Funds' office at 1-800-99-BARON or 212-583-2100.

As a Massachusetts business trust, annual shareholder meetings are not required. The Funds send quarterly reports to shareholders.

22 o PROSPECTUS

[INSIDE BACK COVER]
[EMPLOYEE PICTURES]

[REGISTERED CASTLE LOGO]
BARON
FUNDS

FOR MORE INFORMATION
Investors who want more information about the Baron Funds may obtain the following documents free upon request at the numbers or address below.

SHAREHOLDER REPORTS
Additional information about the Funds' investments is available in the Funds' quarterly reports to Shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
Additional  information  is  also  contained  in  the  Statement  of  Additional
Information dated January 17, 2001. A current Statement of Additional Information is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference. You may obtain the Statement of Additional Information and the shareholder reports without charge by writing or calling the Funds.

TO OBTAIN INFORMATION

By telephone:           Call 1-800-99-BARON (1-800-992-2766)

By mail:                Write to:
                        BARON FUNDS
                        767 Fifth Avenue
                        New York, NY 10153

By e-mail:              Send your request to:
                        info@baronfunds.com

On the Internet:        Text-only versions of Baron Funds documents can be
                        viewed on-line or downloaded from:
                        http://www.baronfunds.com

or from:                http://www.sec.gov

OTHER
You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330). Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Ticker Symbols:         Baron Asset Fund                BARAX
                        Baron Growth Fund               BGRFX
                        Baron Small Cap Fund            BSCFX
                        Baron iOpportunity Fund         BIOPX

SEC file number: 811-5032

                                BARON ASSET FUND
                                BARON GROWTH FUND
                              BARON SMALL CAP FUND
                             BARON iOPPORTUNITY FUND

                                767 Fifth Avenue
                            New York, New York 10153
                                 (800) 99-BARON
                                  212-583-2100

                             ----------------------


                       STATEMENT OF ADDITIONAL INFORMATION
                                January 17, 2001


                             ----------------------

          This Statement of Additional Information ("SAI") is not a prospectus. The Fund's Prospectus, dated January 17, 2001, may be obtained without charge by writing or calling the Funds at the address and telephone number above.

                             ----------------------














          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS SAI OR IN THE RELATED PROSPECTUS.

                                TABLE OF CONTENTS
                                -----------------



                                                   PAGE IN
                                                   STATEMENT
                                                   OF
                                                   ADDITIONAL     PAGE IN
                                                   INFORMATION    PROSPECTUS



FUND HISTORY AND CLASSIFICATION................         3
 Investment Goals, Strategies and Risks........         4         3,5,14,15
 Options Transactions and Swaps................         6             14
 Use of Segregated and Other Special Accounts..         7
 Investment Restrictions.......................         7
 Turnover Rate.................................         10


MANAGEMENT OF THE FUNDS........................         10            16
 Board of Trustees and Officers................         10
 Principal Holders of Shares...................         13
 Investment Adviser............................         13
 Service Agreements............................         14
 Distributor...................................         14
 Code of Ethics................................         14
 Distribution Plan.............................         15            17
 Brokerage.....................................         16
 Custodian, Transfer Agent and Dividend Agent..         18            22


REDEMPTION OF SHARES...........................         18            19


NET ASSET VALUE................................         19            17


TAXES..........................................         19            21


ORGANIZATION AND CAPITALIZATION................         20
 General.......................................         20            22
 Shareholder and Trustee Liability.............         20



OTHER INFORMATION..............................         20         Back Cover
 Independent Accountants.......................         20
 Calcualtions of Performance Data..............         20

FUND HISTORY AND CLASSIFICATION
-------------------------------

BARON ASSET FUND is a no-load, open-end, diversified management investment company organized as a series fund and established under the laws of the Commonwealth of Massachusetts on February 19, 1987. There are four series currently available (individually a "Fund" and collectively the "Funds"): BARON ASSET FUNd, started in June of 1987, BARON GROWTH FUND (formerly named Baron Growth & Income Fund), started in January of 1995, BARON SMALL CAP FUND, started in October 1997, and BARON iOPPORTUNITY FUND, started February 29, 2000.

INVESTMENT GOALS, STRATEGIES AND RISKS
--------------------------------------

BARON ASSET FUND's investment objective is to seek capital appreciation through investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects. BARON GROWTH FUND's investment objective is to seek capital appreciation. BARON SMALL CAP FUND's investment objective is to seek capital appreciation through investments primarily in securities of small companies. The investment objective of BARON iOPPORTUNITY FUND is capital appreciation. BARON ASSET FUND invests primarily in small and medium sized companies with market capitalizations of approximately $500 million to $5 billion. BARON GROWTH FUND and BARON SMALL CAP FUND invest primarily in the securities of smaller companies with market capitalizations of up to $1.5 billion. At least 65% of BARON SMALL CAP FUND's total assets, measured at the time of purchase, are invested in smaller companies. BARON iOPPORTUNITY FUND invests in companies of all sizes.

In addition to the principal investment strategies of the Funds described in the Prospectus on pages 3 and 14, the Funds may use the additional strategies described below. These investment strategies are not fundamental policies and may be changed by the Fund's Board of Trustees. Shareholders would be notified of any material changes. Some of the strategies discussed below are mentioned in the Prospectus, but are explained in more detail here.

FOREIGN  SECURITIES BARON ASSET FUND, BARON GROWTH FUND and BARON SMALL CAP FUND
-------------------
may invest up to 10% and BARON iOPPORTUNITY FUND may invest up to 25% of their respective total assets directly in the securities of foreign issuers which are not publicly traded in the U.S. and may also invest in foreign securities in domestic markets through depositary receipts without regard to this limitation. These securities may involve additional risks not associated with securities of domestic companies, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, or expropriation or confiscatory taxation. Issuers of foreign securities are subject to different, often less detailed, accounting, reporting and disclosure requirements than are domestic issuers. The Funds may invest in securities commonly known as American Depository Receipts ("ADRs"), and in European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities convertible into securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a U.S. exchange or in an over-the-counter market. EDRs and GDRs are receipts issued in Europe generally by a non-U.S bank or trust company that evidence ownership of non-U.S. or domestic securities. There are no fees imposed on the purchase or sale of ADRs, EDRs or GDRs although the issuing bank or trust company may impose fees on the purchase of dividends and the conversion of ADRs, EDRs and GDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since
(i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

REITs The Funds may invest in the equity  securities  of real estate  investment
-----
trusts ("REITs"). A REIT is a corporation of business trust that invests in real estate and derives its income from rents from real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income. The REIT portion of the portfolio may also be affected by general fluctuations in real estate values and by defaults by borrowers or tenants.

LENDING The Funds may lend their portfolio securities to institutions as a means
-------
of earning additional income. In lending their portfolio securities, the Funds may incur delays in recovery of loaned securities or a loss of rights in the collateral. To minimize such risks, such loans will only be made if the Funds deem the other party to be of good standing and determines that the income justifies the risk. BARON ASSET FUND will not lend more than 10% of its total assets and BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND will not lend more than 25% of their respective total assets.

MORTGAGE-BACKED  SECURITIES  The Funds may  invest up to 5% of their  respective
---------------------------
assets in mortgage-backed securities that are issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. These securities are subject to the risk that prepayments on the underlying mortgages will cause the principal and interest on the mortgage-backed securities to be paid prior to their stated maturities. Mortgage prepayments are more likely to accelerate during periods of declining long-term interest rates. If a prepayment occurs, the Funds may have unanticipated proceeds which it may then have to invest at a lower interest rate, and may be penalized by not having participated in a comparable security not subject to prepayment.

WHEN-ISSUED  SECURITIES The Funds may invest up to 5% of their respective assets
-----------------------
in debt and equity securities purchased on a when-issued basis. Although the payment and interest terms of when-issued securities are established at the time the purchaser enters into the commitment, the actual payment for and delivery of when-issued securities generally takes place within 45 days. The Fund bears the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Failure of the issuer to deliver the security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment.

MEDIUM AND LOWER RATED  CORPORATE DEBT SECURITIES All of the Funds may invest up
-------------------------------------------------
to 35% of their respective total assets in debt securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be known as "junk bonds."

The Funds will rely on the Adviser's judgment, analysis and experience in evaluating debt securities. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. Ratings by S&P and Moody's evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors the issuers of corporate debt securities held in the Funds' portfolio. The credit ratings assigned by a rating agency to a security are not considered by the Adviser in selecting a security. The Adviser examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower rated corporate debt securities, achievement by the Funds of their respective investment objectives when investing in such securities is dependent on the credit analysis of the Adviser. The Adviser could be wrong in its analysis. If the Funds purchased primarily higher rated debt securities, risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. The ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected by economic conditions. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in a Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are more sensitive to adverse economic changes or individual corporate developments than are higher rated debt securities. Adverse publicity and investor perceptions, whether or not based on rational analysis, and periods of economic uncertainty may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in the portfolio that are interest rate sensitive can be expected to fluctuate over time.

To the extent that there is no established market for some of the medium or low grade corporate debt securities in which the Funds may invest, there may be thin or no trading in such securities and the ability of the Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for a Fund to sell securities for which no established retail market exists as compared with securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in a Fund's portfolio, the responsibility of the Adviser to value that Fund's securities becomes more difficult and the Adviser's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data.

To the extent that a Fund purchases illiquid securities or securities which are restricted as to resale, that Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. A Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although pursuant to Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board of Trustees under applicable guidelines. The Funds may invest in securities of distressed issuers when the intrinsic values of such securities, in the opinion of the Adviser, warrant such investment.

OTHER DEBT  SECURITIES  The Funds may invest in  zero-coupon,  step-coupon,  and
----------------------
pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value; pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accrued, to the extent that a Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Investment in such securities also involves certain tax considerations.

BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Funds purchase a participation interest they assume the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Funds may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Funds may have very long maturities. The length of time remaining until maturity is one factor the Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Funds may purchase loans from national and state chartered banks as well as foreign ones. The Funds may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. The Funds may also invest in distressed first mortgage obligations and other debt secured by real property. The Funds do not currently anticipate investing more than 5% of their respective assets in trade and other claims.

The Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase that security at a mutually agreed upon time and price. Repurchase agreements could involve certain risks in the event of the failure of the seller to repurchase the securities as agreed, which may cause a fund to suffer a loss, including loss of interest on or principal of the security, and costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements with a duration of more than seven days are considered illiquid securities.

As a form of borrowing, the Funds may engage in reverse repurchase agreements with certain banks or non-bank dealers, where the Fund sells a security and simultaneously agrees to buy it back later at a mutually agreed upon price. To the extent a Fund engages in reverse repurchase agreements it will maintain a segregated account consisting of liquid assets or highly marketable securities to cover its obligations. Reverse repurchase agreements may expose the Fund to greater fluctuations in the value of its assets.

OPTIONS TRANSACTIONS AND SWAPS
-------------------------------

BARON ASSET FUND may write (sell) covered call options or purchase put options on equity and/or debt securities. BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may write (sell) put and covered call options and purchase put and call options on equity and/or debt securities. The Funds may also enter into equity swap transactions. All calls sold by the Funds must be "covered" (i.e., a Fund must own the underlying securities) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation, when exercised, to buy, the underlying security, at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller if exercised, the obligation to sell, the underlying security at the exercise price. An American style put or call option may be exercised at any time during a fixed period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto, and the Funds may engage in either style option. The Funds are authorized to engage in transactions with respect to exchange-listed options, over-the-counter options ("OTC options") and other derivative investments. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

Rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are usually closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. The hours of trading for listed options may not coincide with the hours during which the underlying instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties

("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are negotiated by the parties. The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Equity swap transactions are entered into with financial institutions through a direct agreement with the Counterparty, generally an ISDA Master Agreement, the specific terms of which are negotiated by the parties. The Funds may use equity swaps, or other derivative instruments, for hedging purposes against potential adverse movements in security prices or for non-hedging purposes such as seeking to enhance return. The Funds may be required to post collateral for such transactions.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option or derivatives, including swaps. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument or fails to make a cash settlement payment due in according with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. The Adviser must assess the creditworthiness of each Counterparty to determine the likelihood that the terms of the OTC option or the derivative will be satisfied. The Funds will engage in OTC option transactions and derivatives only with previously approved Counterparties. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any,) are illiquid, and are subject to a fund's limitations on investments in illiquid securities.

USE OF SEGREGATED  AND OTHER  SPECIAL ACCOUNTS
----------------------------------------------

Many hedging transactions, in addition to other requirements, require that a Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A put option written requires that the Fund segregate liquid, high grade assets equal to the exercise price. Hedging transactions may be covered by other means when consistent with applicable regulatory policies.

INVESTMENT RESTRICTIONS
-----------------------

The Funds have adopted investment restrictions, described below, which are fundamental policies of the Funds and may not be changed without the approval of the Funds' shareholders. Unless otherwise noted, all percentage restrictions are measured as of the time of the investment after giving effect to the transaction.

BARON ASSET FUND may not:

     1. Issue senior securities except in connection with any permitted borrowing where the Fund is deemed to have issued a senior security;
     2. Borrow money except from banks for temporary purposes in an amount not exceeding 5% of the Fund's net assets at the time the borrowing is made;
     3. Purchase securities on margin except for short-term credit necessary for the clearance of portfolio transactions;
     4. Make short sales of securities, maintain a short position, or write put options;

     5.   Purchase or sell commodities or commodity contracts;
     6. Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly traded;
     7.   Invest in oil, gas or mineral-related programs or leases;
     8. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. government securities;
     9. Purchase the securities of any one issuer other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations;
     10. Invest more than 10% of the value of the Fund's total assets in securities which are restricted or illiquid or in repurchase agreements maturing or terminable in more than seven days;
     11. Invest in securities of other open end investment companies (except in connection with a merger, consolidation or other reorganization and except for the purchase of shares of registered open-end money market mutual funds if double advisory fees are not assessed), invest more than 5% of the value of the Fund's total assets in more than 3% of the total outstanding voting securities of another investment company or more than 10% of the value of the Fund's total assets in securities issued by other investment companies;
     12. Participate on a joint, or a joint and several, basis in any securities trading account;
     13.  Underwrite securities of other issuers;
     14. Make loans to other persons, except up to 10% of the value of the Fund's total assets in loans of portfolio securities and except to the extent that the purchase of publicly traded debt securities and the entry into repurchase agreements in accordance with the Fund's investment objective and policies may be deemed to be loans;
     15. Mortgage, pledge or hypothecate any portfolio securities owned or held by the Fund, except as may be necessary in connection with permitted borrowing;
     16. Invest more than 5% of its total assets in warrants to purchase common stock;
     17. Purchase securities of any issuer with a record of less than three years' continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund; or
     18. Purchase or retain any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may not:

     1. Issue senior securities or borrow money or utilize leverage in excess of 25% of its net assets (plus 5% for emergency or other short-term purposes) from banks from time to time.
     2. Except as described in the prospectus or SAI, engage in short-sales, purchase securities on margin or maintain a net short position.
     3. Purchase or sell commodities or commodity contracts except for hedging purposes and in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be considered a commodity pool.
     4. Purchase or sell oil and gas interests or real estate. Debt or equity securities issued by companies engaged in the oil, gas or real estate business are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

     5. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. government securities.
     6. Purchase the securities of any one issuer other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations.
     7.   Underwrite securities of other issuers.
     8. Make loans, except to the extent the purchase of debt obligations of any type (including repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission and the securities exchanges where such securities are traded.
     9. Participate on a joint, or a joint and several, basis in any securities trading account.
     10. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with options, loans of portfolio securities, or other permitted borrowings.
     11. Purchase securities of any issuer with a record of less than three years' continuous operations, including predecessors, except obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.
     12. Invest more than 15% of its assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

As a non-fundamental policy, BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND will not:

     1. Invest in securities of other registered investment companies (except in connection with a merger, consolidation or other reorganization and except for the purchase of shares of registered open-end money market funds if double advisory fees are not assessed), invest more than 5% of the value of the Fund's total assets in more than 3% of the total outstanding voting securities of another investment company or more than 10% of the value of the Fund's total assets in securities issued by other investment companies.
     2. Invest more than 5% of its total assets in warrants to purchase common stock.
     3. Purchase the securities of any issuer of which any officer or director of the Fund owns 1/2 of 1% of the outstanding securities or in which the officers and directors in the aggregate own more than 5%.

The Securities and Exchange Commission currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications. The portfolios of the Funds are valued every day the New York Stock Exchange is open for trading.

With respect to investments in warrants, the Funds will not invest in excess of 2% of the value of the particular Fund's net assets in warrants that are not listed on the New York or American Stock Exchanges. Warrants are essentially options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

TURNOVER RATE
-------------

The adviser expects that the average annual turnover rate of the portfolios of BARON ASSET FUND and BARON GROWTH FUND should not exceed 50% and of BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND should not exceed 100%. The turnover rate fluctuates depending on market conditions. The turnover rates for the Funds for the past two years are:

     FUND                                   2000         1999
     ----                                   ----         ----

     Baron Asset Fund                         3%          16%
     Baron Growth Fund                       39%          53%
     Baron Small Cap Fund                    53%          43%
     Baron iOpportunity Fund                 31%*

     *For the period 02/29/00-12/3100


MANAGEMENT OF THE FUNDS
-----------------------

BOARD OF TRUSTEES AND OFFICERS
------------------------------

The Board of Trustees oversees the management of the Funds. The Trustees and executive officers of the Funds and their principal occupations during the last five years are set forth below.

                                POSITION HELD                     PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS         AGE    WITH THE FUND                     DURING PAST FIVE YEARS
--------------------     ---    -------------                     ---------------------------------------------
Ronald Baron *+           57    Chairman, CEO, Chief              Chairman, CEO, and Director of: Baron
767 Fifth Avenue                Investment Officer and Trustee    Capital, Inc. (1982-Present), Baron Capital
New York, NY 10153                                                Management, Inc. (1983-Present), Baron
                                                                  Capital Group, Inc. (1984-Present),
                                                                  BAMCO, Inc. (1987-Present).

Norman S. Edelcup^        64    Trustee                           Senior Vice President, Item Processing of
244 Atlantic Isle                                                 America (1999-Present) (a subsidiary of The
North Miami, FL 33160                                             Intercept Group); Chairman, Item
                                                                  Processing of America (1989-1999) (a
                                                                  financial institution service bureau);
                                                                  Director, Valhi, Inc. (1975-Present)
                                                                  (diversified company); Director, Artistic
                                                                  Greetings, Inc. (1985-1998).

                                      -10-

                                POSITION HELD                     PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS         AGE    WITH THE FUND                     DURING PAST FIVE YEARS
--------------------     ---    -------------                     ---------------------------------------------
Mark M. Feldman           50    Trustee                           President and CEO, Cold Spring Group, Inc.
444 Madison Ave., Ste 703                                         (1993-Present) (reorganization and
New York, NY 10020                                                restructuring consulting); Chief
                                                                  Restructuring Officer, various companies
                                                                  (1995-Present) (case and litigation
                                                                  management); Trustee or Director of: Lenox
                                                                  Healthcare, Inc. (Jan 2001-Present)(nursing
                                                                  home); SNL Securities, Inc. (1997-Present)
                                                                  (publisher of data bases);  Southwest Gas
                                                                  Corp. (2000-Present)(natural gas utility);
                                                                  Aerospace Creditors Liquidating Trust
                                                                  (1993-1997) (liquidation trust), and World
                                                                  Airways, Inc. (1998-2000) (airline).

Irwin Greenberg^          68    Trustee                           Chairman (1994-1997) and Director (1991-
4303 W.  Wyndemere Circle                                         Present), Lehigh Valley Hospital Board;
Schnecksville, PA 18078                                           Retail Consultant, (1990-Present); Director,
                                                                  Cedar Crest College (1990-1999); Director,
                                                                  Henry Lehr & Co., Inc. (1996-Present)
                                                                  (insurance); President and CEO, Hess's
                                                                  Department Stores (1976-1990).

Clifford Greenberg        41    Vice President and Portfolio      Vice President, Baron Capital, Inc., Baron
767 Fifth Avenue                Manager                           Capital Group, Inc., BAMCO, Inc., (1997-
New York, NY 10153                                                Present), Portfolio Manager, Baron Small
                                                                  Cap Fund (1997-Present); General Partner,
                                                                  HPB Associates, LP (1984-1996)
                                                                  (investment partnership).

Linda S. Martinson*+      45    Vice President, Secretary and     General Counsel and Secretary, Baron
767 Fifth Avenue                Trustee                           Capital, Inc. (1983-Present), BAMCO, Inc.
New York, NY 10153                                                (1987-Present), Baron Capital Group, Inc.
                                                                  (1984-Present), Baron Capital Management,
                                                                  Inc. (1983-Present).

Charles N. Mathewson      72    Trustee                           Chairman, International Game Technology
9295 Prototype Road                                               Inc. (1986-Present) (manufacturer of
Reno, NV 89511                                                    microprocessor-controlled gaming machines
                                                                  and monitoring systems).

Harold W. Milner          65    Trustee                           Retired; President and CEO, Kahler Realty
2293 Morningstar Drive                                            Corporation (1985-1997) (hotel ownership
Park City, UT 84060                                               and management).

Raymond Noveck+           57    Trustee                           Private Investor (1999-Present); President,
31 Karen Road                                                     The Medical Information Line, Inc. (1997-
Waban, MA 02168                                                   1998) (health care information); President,
                                                                  Strategic Systems, Inc. (1990-1997) (health
                                                                  care information); Director, Horizon/CMS
                                                                  Healthcare Corporation (1987-1997).

                                POSITION HELD                     PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS         AGE    WITH THE FUND                     DURING PAST FIVE YEARS
--------------------     ---    -------------                     ---------------------------------------------

Susan Robbins             46    Vice President                    Senior Analyst, Vice President and Director,
767 Fifth Avenue                                                  Baron Capital, Inc. (1982-Present), Baron
New York, NY 10153                                                Capital Management, Inc. (1984-Present).

Mitchell J. Rubin         34    Portfolio Manager                 Vice President and Senior Analyst, Baron
767 Fifth Avenue                                                  Capital, Inc. (1997-Present), Portfolio
New York, NY 10153                                                Manager of Baron iOpprotunity Fund (2000-
                                                                  Present).

Morty Schaja*             46    Preseident, Chief Operating       President and Chief Operating Officer,
767 Fifth Avenue                Officer and Trustee               Baron Capital, Inc. (1999-Present); Senior
New York, NY 10153                                                Vice Preseident and Chief Operating Officer,
                                                                  Baron Capital, Inc. (1997-1999); Managing
                                                                  Director, Vice President, Baron Capital, Inc.
                                                                  (1991-1999); and Director, Baron Capital
                                                                  Group, Inc., Baron Capital Management,
                                                                  Inc., and BAMCO, Inc. (1997-Present).

David A. Silverman, MD    50    Trustee                           Physician and Faculty, New York University
239 Central Park West                                             School of Medicine (1976-Present).
New York, NY 10024

Peggy C. Wong             39    Treasurer and Chief Financial     Treasurer and Chief Financial Officer,
767 Fifth Avenue                Officer                           Baron Capital, Inc., Baron Capital Group,
New York, NY 10153                                                Inc., BAMCO, Inc. and Baron Capital
                                                                  Management, Inc. (1987-Present).
-----------------------------------------------------------------------------------------------------------------------

* Trustees deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.
+ Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session.
^    Members of the Audit Committee.


The Trustees of the Funds' received the following compensation from the Funds for the fiscal year ended September 30, 2000:

                    AGGREGATE COMPENSATION       TOTAL COMPENSATION
NAME                FROM THE FUNDS               FROM THE FUNDS PAID TO TRUSTEES
----                ----------------------       -------------------------------

Ronald Baron             $0                       $0
Norman Edelcup           $13,000                  $13,000
Linda S. Martinson       $0                       $0
Charles Mathewson        $ 3,500                  $ 3,500
Mark Feldman             $12,500                  $12,500
Irwin Greenberg          $15,000                  $15,000
Harold Milner            $12,500                  $12,500
Raymond Noveck           $12,500                  $12,500
Morty Schaja             $0                       $0
David Silverman          $12,500                  $12,500

TOTALS                   $81,500                  $81,500

PRINCIPAL HOLDERS OF SHARES
---------------------------

As of December 31, 2000, the following persons were known to the Funds to be the record or beneficial owners of more than 5% of the outstanding securities of the
Funds:



                                                                                  BARON
                                      BARON ASSET    BARON GROWTH   BARON SMALL   iOPPORTUNITY
                                      FUND           FUND           CAP FUND      FUND
                                      -----------    ------------   -----------   ------------

Charles Schwab & Co., Inc.            32.8%          34.6%          43.2%          63.3%
National Financial Services Corp.     10.3%          18.5%          21.1%
American Express Trust                 5.7%

All of the above record owners are brokerage firms or other Financial Institutions that hold stock for the benefit of their respective customers. As of December 31, 2000, all of the officers and Trustees of BARON ASSET FUND as a group beneficially owned directly or indirectly 0.27% of BARON ASSET FUND's outstanding shares, 0.67% of BARON GROWTH FUND's outstanding shares, 0.77% of BARON SMALL CAP FUND's outstanding shares, and .74% of BARON iOPPORTUNITY FUND's outstanding shares.

INVESTMENT ADVISER
------------------

The investment adviser to the Funds is BAMCO, Inc. (the "Adviser"), a New York corporation with its principal offices at 767 Fifth Avenue, New York, N.Y. 10153 and a subsidiary of Baron Capital Group, Inc. ("BCG"). Mr. Ronald Baron is the controlling stockholder of BCG and is BAMCO's chief investment officer. Mr. Baron has over 30 years of experience as a Wall Street analyst and has managed money for others for over 25 years. He has been a participant in Barron's Roundtable and has been a featured guest on Wall Street Week, CNN and CNBC/FNN. Pursuant to separate Advisory Agreements with each Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services and management to each Fund, including making the day-to-day investment decisions and arranging portfolio transactions for the Funds subject to such policies as the Trustees may determine. BARON ASSET FUND incurred advisory expenses of $54,034,991 for the year ended September 30, 2000; $59,460,701 for the year ended September 30, 1999; and $45,074,474 for the year ended September 30, 1998. BARON GROWTH FUND incurred advisory expenses of $5,577,859 for the year ended September 30, 2000; $3,534,481 for the year ended September 30, 1999; and $4,310,057 for the year ended September 30, 1998. BARON SMALL CAP FUND incurred advisory expenses of $9,766,731 for the year ended September 30, 2000; $5,457,810 for the year ended September 30, 1999; and $4,041,420 for the year ended September 30, 1998, its first year of operation. BARON iOPPORTUNITY FUND incurred advisory expenses of $1,184,536 for the period February 29, 2000 to September 30, 2000, it's first period of operation.

Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Funds, and pays the salaries and fees of all officers and Trustees who are interested persons of the Adviser.

The Funds pay all operating and other expenses not borne by the Adviser such as audit, accounting and legal fees; custodian fees; expenses of registering and qualifying its shares with federal and state securities commissions; expenses in preparing shareholder reports and proxy solicitation materials; expenses associated with each Fund's shares such as dividend disbursing, transfer agent and registrar fees; certain insurance expenses; compensation of Trustees who are not interested persons of the Adviser; and other miscellaneous business expenses. The Funds also pay the expenses of offering the shares of each respective Fund, including the registration and filing fees, legal and accounting fees and costs of printing the prospectus and related documents. Each Fund also pays all taxes imposed on it and all brokerage commissions and expenses incurred in connection with its portfolio transactions.

The Adviser utilizes the staffs of BCG and its subsidiary Baron Capital Management, Inc. ("BCM") to provide research. Directors, officers or employees of the Adviser and/or its affiliates may also serve as officers or Trustees of the Funds. BCM is an investment adviser to institutional and individual accounts. Clients of BCM have investment objectives which may vary only slightly from those of each other and of the Funds. BCM invests assets in such clients' accounts and in the accounts of principals and employees of BCM and its affiliates in investments substantially similar to, or the same as, those which constitute the principal investments of the Funds. When the same securities are purchased for or sold by a Fund and any of such other accounts, it is the policy of the Adviser and BCM to allocate such transactions in a manner deemed equitable by the Adviser, and for the principals and employees of the Adviser, BCM, and affiliates to take either the same or least favorable price of the day. All trading by employees is subject to the Code of Ethics of the Funds and the Adviser. In certain circumstances the Adviser may make investments for the Funds that conflict with investments being made by BCM. The Adviser may also make investment decisions for a Fund that are inconsistent with the investment decisions for another Fund.

Each Advisory Agreement provides that the Fund may use "Baron" as part of its name for so long as the Adviser serves as investment adviser to that Fund. Each Fund acknowledges that the word "Baron" in its name is derived from the name of the entities controlling, directly and indirectly, the Adviser, which derive their name from Ronald Baron; that such name is the property of the Adviser and its affiliated companies for copyright and/or other purposes; and that if for any reason the Adviser ceases to be that Fund's investment adviser, that Fund will promptly take all steps necessary to change its name to one that does not include "Baron," absent the Adviser's written consent.

Each Advisory Agreement provides that the Adviser shall have no liability to that Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by that Fund; provided, that the Adviser shall not be protected against liabilities arising by virtue of willful misfeasance, bad faith or gross negligence, or reckless disregard of the Adviser's obligations under the Advisory Agreement.

The Advisory Agreements were approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940 ("1940 Act" )) for BARON ASSET FUND on May 11, 1987, for BARON GROWTH FUND on October 21, 1994, and for BARON SMALL CAP FUND on July 29, 1997. The Advisory Agreements must normally be approved annually by the Trustees or a majority of the particular Fund's shares and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. With respect to BARON ASSET FUND, BARON GROWTH FUND and BARON SMALL CAP FUND, such approval for 2000 was given at a Board of Trustees meeting held on May 2, 2000. The Advisory Agreement for BARON iOPPORTUNITY FUND was approved by the Board of Trustees on January 18, 2000 for an initial term of two years.

Each Advisory Agreement is terminable without penalty by either the Fund (when authorized by majority vote of either its outstanding shares or the Trustees) or the Adviser on 60 days' written notice. Each Advisory Agreement shall automatically terminate in the event of its "assignment" (as defined by the 1940
Act).

SERVICE AGREEMENTS
------------------

The Funds have agreements with various service providers pursuant to which administrative services such as record keeping, reporting and processing services are provided to the Funds.

DISTRIBUTOR
-----------

The Funds have a distribution agreement with Baron Capital, Inc., ("Baron Capital" or the "Distributor") a New York corporation and a subsidiary of BCG, located at 767 Fifth Avenue, New York, N.Y. 10153. Baron Capital is affiliated with the Adviser. The Distributor acts as the agent for the Funds for the continuous public offering of their shares on a best efforts basis pursuant to a distribution plan adopted under Rule 12b-1 under the 1940 Act ("Distribution Plan").

CODE OF ETHICS
--------------

The Funds, the Adviser and the Distributor have adopted a written code of ethics pursuant to Rule 17j-1 under the

Investment Company Act. The code of ethics allows employees, subject to the code, to invest in securities including, under certain circumstances, securities held or to be purchased by the Funds.

DISTRIBUTION PLAN
-----------------

The Distribution Plan authorizes the Funds to pay the Distributor a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets. The fee was reduced to 0.25% from 0.50% on July 12, 1993. The distribution fee is paid to the Distributor in connection with its activities or expenses primarily intended to result in the sale of shares, including, but not limited to, compensation to registered representatives or other employees of the Distributor; compensation to and expenses of employees of the Distributor who engage in or support the distribution of shares or who service shareholder accounts; telephone expenses; preparing, printing and distributing promotional and advertising material; preparing, printing and distributing the Prospectus and reports to other than current shareholders; compensation for certain shareholder services; and commissions and other fees to broker-dealers or other persons (excluding banks) who have introduced investors to the Fund. The distribution fee is payable to the Distributor regardless of the actual expenses incurred, although the actual expenses incurred by the Distributor have historically exceeded the distribution fees received by the Distributor.

If and to the extent the expenses listed below are considered to be primarily intended to result in the sale of shares within the meaning of Rule 12b-1, they are not included in the limits above: (a) the costs of preparing, printing or reproducing and mailing all required reports and notices to shareholders; (b) the costs of preparing, printing or reproducing and mailing all proxy statements and proxies (whether or not such proxy materials include any item relating to or directed toward the sale of shares); (c) the costs of preparing, printing or reproducing and mailing all prospectuses and statements of additional information; (d) all legal and accounting fees relating to the preparation of any such report, prospectus, and proxy materials; (e) all fees and expenses relating to the qualification of the Funds and/or their shares under the securities or "Blue Sky" laws of any jurisdiction; (f) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of Shares; (g) all fees and assessments, if any, of the Investment Company Institute or any successor organization, whether or not its activities are designed to provide sales assistance; (h) all costs of preparing and mailing confirmations of shares sold or redeemed and reports of share balances; (i) all costs of responding to telephone or mail inquiries of shareholders or prospective shareholders.

The Distribution Plan requires that while it is in effect the Distributor report in writing, at least quarterly, the amounts of all expenditures, the identity of the payees and the purposes for which such expenditures were made for the preceding fiscal quarter.

For the fiscal year ended September 30, 2000, BARON ASSET FUND paid distribution fees to the Distributor of $13,508,748 (an additional $2,455,506 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); BARON GROWTH FUND paid distribution fees to the Distributor of $1,394,465 (an additional $102,610 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); BARON SMALL CAP FUND paid distribution fees to the Distributor of $2,441,683 (an additional $345,958 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); and for the its initial operating period, February 29, 2000 to September 30, 2000, BARON iOPPORTUNITY FUND paid distribution fees to the Distributor of $296,134 (an additional $291,722 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation). The distribution expenses incurred by the Distributor for the fiscal year ended September 30, 2000 with respect to the four Funds in the aggregate were as follows:

     (a)  Advertising                                             $        5,585

     (b)  printing and mailing of prospectuses                         1,572,345
          to other than current shareholders

     (c)  Compensation paid or to be paid to                          15,395,373
          broker/dealers

     (d)  Compensation paid to sales and clerical personnel            3,136,808

     (e)  Other                                                          726,714

Trustees of the Funds who were not interested persons of the Funds had no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement. All the interested Trustees had such an interest.

The Distribution Plan has been approved by the Funds' Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto. In approving the Distribution Plan, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The anticipated benefits include the following: (i) reduced expense ratios due to economies of scale, (ii) the ability to purchase larger blocks of securities, resulting in decreased expenses, and (iii) the minimization of adverse effects from forced sales of portfolio securities to meet redemptions.

Baron Capital is authorized to make payments to authorized dealers, banks and other financial institutions who have rendered distribution assistance and ongoing shareholder support services, shareholder servicing assistance or record keeping. Certain states may require that any such person be registered as a dealer with such state. The Funds may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Distribution Plan. No preference will be shown in the selection of investments for the instruments of such depository institutions. Baron Capital may also retain part of the distribution fee as compensation for its services and expenses in connection with the distribution of shares. Baron Capital's actual expenditures have and will continue to substantially exceed the distribution fee received by it. If the Distribution Plan is terminated, the Funds will owe no payments to Baron Capital other than any portion of the distribution fee accrued through the effective date of termination but then unpaid.

Unless terminated in accordance with its terms, the Distribution Plan shall continue in effect until, and from year to year thereafter if, such continuance is specifically approved at least annually by its Trustees and by a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.

The Distribution Plan may be terminated at any time by the vote of a majority of the members of the Funds' Board of Trustees who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto or by the vote of a majority of the outstanding shares. The Distribution Plan may not be amended to increase materially the amount of payments to be made without the approval of a majority of the shareholders. All material amendments must be approved by a vote of the Trustees and of the Trustees who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in underwriting, selling or distributing securities. Accordingly, the Distributor will enter into agreements with banks only to provide administrative assistance. However, changes in federal or state statues and regulations as well as judicial or administrative decisions or interpretations could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. It is not expected that shareholders would suffer any adverse financial consequences as a result of these occurrences.

BROKERAGE
---------

The Adviser is responsible for placing the portfolio brokerage business of the Funds with the objective of obtaining the best net results for the Funds, taking into account prompt, efficient and reliable executions at a favorable price. Brokerage transactions for the Funds in exchange-listed securities are effected chiefly by or through the Adviser's affiliate, Baron Capital, when consistent with this objective and subject to the conditions and limitations of the 1940

Act. Baron Capital is a member of the National Association of Securities Dealers, Inc., but is not a member of any securities exchange. Transactions in securities that trade on NASDAQ or are otherwise not listed are effected by broker/dealers other than Baron Capital. The Funds do not deal with Baron Capital in any portfolio transaction in which Baron Capital acts as principal.

The Funds' Board of Trustees has adopted procedures pursuant to Rule 17e-1 of the 1940 Act which are reasonably designed to provide that the commissions paid to Baron Capital are reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Board reviews no less frequently than quarterly that all transactions effected pursuant to Rule 17e-1 during the preceding quarter were effected in compliance with such procedures. The Funds and the Adviser furnish such reports and maintain such records as required by Rule 17e-1.


                                   FOR THE FISCAL YEAR ENDED 09/30

                                   2000            1999               1998

TOTAL COMMISSIONS PAID
BAF                                $4,168,350      $4,038,205         $6,210,996
BGF                                $  529,916      $  642,337         $  508,508
BSC                                $1,358,663      $  697,825         $1,459,110
BiOP                               $  320,155

COMMISSIONS PD TO BCI
BAF                                $3,184,110      $2,525,589         $4,104,319
BGF                                $  352,202      $  351,548         $  285,847
BSC                                $  783,107      $  409,592         $1,045,598
BiOP                               $  290,864


% OF AGGREGATE DOLLAR AMOUNT
OF COMMISSIONS PD TO BCI
BAF                                    76.4%          62.5%              66.1%
BGF                                    66.5%          54.7%              56.2%
BSC                                    57.6%          58.7%              71.7%
BiOP                                   90.9%


% OF AGGREGATE  DOLLAR AMOUNT
OF TRANSACTIONS INVOLVING
PAYMENT OF COMMISSIONS TO BCI
BAF                                    82.1%          62.6%              59.3%
BGF                                    72.2%          62.0%              53.4%
BSC                                    63.5%          55.9%              60.0%
BiOP                                   92.3%


% OF TOTAL TRANSACTIONS (PRINCIPAL & AGENCY)
WHERE BCI ACTED AS BROKER
BAF                                    64.8%          36.0%              40.7%
BGF                                    37.3%          44.4%              36.3%
BSC                                    36.4%          32.5%              32.2%
BiOP                                   63.4%

Under the Investment Advisory Agreements and as permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer (except Baron Capital) which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is consistent with the Funds' policies and is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Such research and information may be used by the Adviser or its affiliates to supplement the services it is required to perform pursuant to the Advisory Agreement in serving the Funds and/or other advisory clients of affiliates.

Broker-dealers may be willing to furnish statistical research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided research to the Adviser. Research provided by brokers is used for the benefit of all of the Adviser's or its affiliates' clients and not solely or necessarily for the benefit of the Funds. The Adviser's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions.

Baron Capital acts as broker for, in addition to the Funds, accounts of BCM and Baron Capital, including accounts of principals and employees of Baron Capital, BCM and the Adviser. Investment decisions for the Funds for investment accounts managed by BCM and for accounts of Baron Capital are made independent of each other in light of differing considerations for the various accounts. The same investment decision may, however, be made for two or more of the Adviser's, BCM's and/or Baron Capital's accounts. In such event, simultaneous transactions are inevitable. Purchases and sales are averaged as to price where possible and allocated to account in a manner deemed equitable by the Adviser in conjunction with BCM and Baron Capital. This procedure could have a detrimental effect upon the price or value of the security for the Funds, but may have a beneficial effect.

The investment advisory fee that the Funds pay to the Adviser is not reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services would by useful and of value to the Adviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would by useful to the Adviser in carrying out its obligations to the Funds.

CUSTODIAN,  TRANSFER  AGENT  AND DIVIDEND  AGENT
------------------------------------------------

The Bank of New York, 100 Church Street, New York, NY, is the custodian for the Funds' cash and securities. DST Systems, Inc., 330 West 9th Street, Poindexter 1, Kansas City, MO 64105, is the transfer agent and dividend agent for the Funds' shares. Neither institution assists in or is responsible for investment decisions involving assets of the Funds.


REDEMPTION OF SHARES
--------------------

The Funds expect to make all redemptions in cash, but have reserved the right to make payment, in whole or in part, in portfolio securities. Payment will be made other than all in cash if the Funds' Board of Trustees determines that economic conditions exist which would make payment wholly in cash detrimental to a particular fund's best interests. Portfolio securities to be so distributed, if any, would be selected in the discretion of the Funds' Board of Trustees and priced as described under "Determining Your Share Price" herein and in the Prospectus.

BARON iOPPORTUNITY FUND imposes a short-term trading fee on redemptions and exchanges of its shares held for less than 6 months. The fee is 1% of the redemption value and is deducted from the redemption proceeds. The Fund uses the "first-in, first-out" method to determine the holding period, so if you bought shares on different days, the shares purchased first will be redeemed first for determining whether the fee applies. The fee is retained by the Fund for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and to offset the portfolio transaction and facilitate portfolio management.

The Fund waives the fee for defined contribution plans and may waive the fee for other redemptions if it is in the best interest of the Fund


NET  ASSET VALUE
----------------

As more fully set forth in the Prospectus under "Determining Your Share Price," the net asset value per share of each Fund is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. The Exchange is open all week days that are not holidays, which it announces annually. The most recent announcement states it will not be open on New Year's Day, Martin Luther King, Jr.'s Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Securities traded on more than one national securities exchange are valued at the last sale price of the day as of which such value is being determined as reflected at the close of the exchange which is the principal market for such securities.

U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price from the dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board of Trustees.


TAXES
-----

Each Fund intends to qualify every year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Qualification as a regulated investment company relieves the Funds of Federal income taxes on the portion of their net investment income and net realized capital gains distributed to shareholders. The Funds intend to distribute virtually all of their net investment income and net realized capital gains at least annually to their respective shareholders.

A non-deductible 4% excise tax will be imposed on a Fund to the extent that it does not distribute (including declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income (the excess of short and long term capital gain over short and long term capital loss) for each one-year period ending October 31 and (iii) certain other amounts not distributed in previous years. Shareholders will be taxed during each calendar year on the full amount of such dividends distributed (including certain declared dividends not actually paid until the next calendar year).

For Federal income tax purposes, distributions paid from net investment income and from any net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from net capital gains are taxable as long-term capital gains, whether received in cash or shares and regardless of how long a shareholder has held the shares, and are not eligible for the dividends received deduction. Distributions of investment income (but not distributions of short-term or long-term capital gains) received by shareholders will qualify for the 70% dividends received deduction available to corporations to the extent designated by the Fund in a notice to each shareholder. Unless all of a Fund's gross income constitutes dividends from domestic corporations qualifying for the dividends received deduction, a portion of the distributions of investment income to those holders of that Fund which are corporations will not qualify for the 70% dividends received deduction. The dividends received deduction for corporate holders may be further reduced if the shares with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than forty-six (46) days.

The Funds will send written notices to shareholders regarding the Federal income tax status of all distributions made during each calendar year as ordinary income or capital gain and the amount qualifying for the 70% dividends received deduction.

The foregoing relates to Federal income taxation. Distributions may also be subject to state and local taxes. The Funds are organized as a Massachusetts business trust. Under current law, so long as the Funds qualify for the

Federal income tax treatment described above, it is believed that they will not be liable for any income or franchise tax imposed by Massachusetts.

Investors are urged to consult their own tax advisers regarding the application of Federal, state and local tax laws.


ORGANIZATION AND CAPITALIZATION
-------------------------------

GENERAL
-------

BARON ASSET FUND is an open-end investment company organized as a series fund and established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated February 19,1987, as amended. The four series currently available are BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND. Shares entitle their holders to one vote per share. Shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series thereof. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Funds or Trustees. The Declaration of Trust provides for indemnification by a Fund for any loss suffered by a shareholder as a result of an obligation of that Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for an act or obligation of that Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account or shareholder liability is limited to circumstances in which the Fund itself would be unable to meets its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of trust protects a trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


OTHER INFORMATION
-----------------

INDEPENDENT ACCOUNTANTS
-----------------------

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Funds.

CALCULATIONS OF PERFORMANCE DATA
--------------------------------

Advertisements and other sales literature for the Funds may refer to average annual total return and actual return. Average annual total return is computed by finding the average annual compounded rates of return over a given period that would equate a hypothetical initial investment to the ending redeemable value thereof, as follows:

                            P(1+T)^ = ERV
     Where:    P  = a hypothetical initial payment of $1,000
               T  = average annual total return
               ^  = number of years
              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

Actual return is computed by measuring the percentage change between the net asset value of a hypothetical $1,000 investment in the Fund at the beginning of a period and the net asset value of that investment at the end of a period. The performance data used in advertisements does not give effect to a 2% contingent deferred sales charge that is no longer applicable.

All performance calculations assume that dividends and distributions are reinvested at the net asset value on the appropriate reinvestment dates and include all recurring fees.

Computed in the manner described above, the performance of BARON ASSET FUND has been:


                               AVERAGE ANNUAL TOTAL RETURN        ACTUAL RETURN*
                               (PRIOR TO JANUARY 1, 1992
                               INCLUDES THE 2% CONTINGENT
                               DEFERRED SALES LOAD WHERE
                               INVESTMENT IS LESS THAN 3 YEARS)

Year ended 12/31/00                    .36%                           .36%

Inception(06/12/87) to 12/31/00      16.22%                        667.31%

Five Years Ended 12/31/00            14.72%                         98.69%

Ten Years Ended 12/31/00             18.46%                        444.18%

* Does not include the 2%contingent deferred sales load which applied only prior to 1/1/92.


For BARON GROWTH FUND the performance has been:

                               AVERAGE ANNUAL TOTAL RETURN        ACTUAL RETURN

Year Ended 12/31/00                  -4.59%                         -4.59%

Inception (01/03/95) to
Year Ended 12/31/00                  23.39%                        252.94%

Five Years Ended 12/31/00            18.27%                        131.38%


For BARON SMALL CAP FUND the performance has been:

                               AVERAGE ANNUAL TOTAL RETURN        ACTUAL RETURN

Year Ended 12/31/00                 -17.53%                        -17.53%

Inception (10/01/97) to
Year Ended 12/31/00                  12.92%                         48.44%

Three Years Ended 12/31/00           12.92%                         43.98%

For BARON iOPPORTUNITY FUND the performance has been:

                               AVERAGE ANNUAL TOTAL RETURN        ACTUAL RETURN

Inception (02/29/00) to
Year Ended 12/31/00                 -38.98%**                      -38.98%

     ** not annualized

Performance results represent past performance and are not necessarily representative of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In addition to advertising average annual and actual return data, comparative performance information may be used in advertising materials about the Funds, including data and other information from Lipper Analytical Services, Inc., DA Investment Technologies, Morningstar Inc., Money, Forbes, SEI, Ibbotson, No Load Investor, Growth Fund Guide, Fortune, Barron's, The New York Times, The Wall Street Journal, Changing Times, Medical Economics, Business Week, Consumer Digest, Dick Davis Digest, Dickenson's Retirement Letter, Equity Fund Outlook, Executive Wealth Advisor, Financial World, Investor's Daily, Time, Personal Finance, Investment Advisor, SmartMoney, Rukeyser, Kiplinger's, NAPFA News, US News, Bottomline, Investors Business Daily, Bloomberg Radio, CNBC, USA Today, 1998 Mutual Fund Report, Mutual Fund Magazine, The Street.com, Bloomberg
Personal, Worth, Washington Business Journal, Investment News, Hispanic Magazine, Institutional Investor, Rolling Stone Magazine, Microsoft Investor, Individual Investor, SmartMoney Interactive, Art & Auction, Dow Jones Newswire, Dow Jones News, The Boston Globe, Standard & Poor's Advisor Insight, CBS Market Watch, Morningstar.Net, On Wall Street, Los Angeles Times, Standard & Poor's Outlook, Bloomberg Online, Fund Action, Funds Net Insight, Boston Herald, Dow Jones Investment Advisor, Annuity.Net.com, Morningstar Fund Investor, Associated Press, Bloomberg Business News, Standard & Poor's Personal Wealth, The Washington Post, and Crain's NY Business. The Fund may also use comparative performance data from indexes such as the Dow Jones Industrial Average, Standard & Poor's 400, 500, Small Cap 600, 1,500, or Midcap 400, Value Line Index, Wilshire 4,500, 5000, or Small Cap; NASDAQ/OTC Composite, New York Stock Exchange; and the Russell 1000, 2000, 2500, 3000, 2000 Growth, 2000 Value, or Midcap. With respect to the rating services, the Fund may use performance information that ranks the Fund in any of the following categories: all funds, aggressive growth funds, value funds, mid-cap funds, small-cap funds, growth funds, equity income funds, and any combination of the above listed categories.

                                BARON ASSET FUND

                            PART C. OTHER INFORMATION


Item 23.  Exhibits

               a.  Declaration of Trust dated February 19, 1987.*
               b.  By-laws dated February 19, 1987.*
               c. Specimen Share Certificates representing shares of beneficial interest of $.01 par value.*
               d. (1)  Investment Advisory Agreement between
                       Baron Asset Fund and BAMCO, Inc.*
                  (2)  Investment Advisory Agreement between
                       Baron Growth Fund and BAMCO, Inc.*
                  (3)  Investment Advisory Agreement between
                       Baron Small Cap Fund and BAMCO, Inc.*
                  (4)  Investment Advisory Agreement between
                       Baron iOpportunity Fund and BAMCO, Inc.*
               e.  Distribution Agreement with Baron Capital, Inc.*
               f.  Inapplicable.
               g. (1)  Custodian Agreement with The Bank of New York.*
                  (2)  Fee Schedule for Exhibit 8(a).*
               h.  Inapplicable.
               i.  Opinion and consent of counsel as to legality of shares being registered (filed with Rule 24f-2 Notice).*
               j.  Consent of Independent Certified Public Accountants.
               k.  Inapplicable.
               l. Letter agreement between the Registrant and the Purchaser of the Initial Shares.*
               m.  Distribution Plan pursuant to Rule 12b-1.*
               n. (1)  Financial Data Schedule for Baron Asset Fund*
                  (2)  Baron Growth Fund*
                  (3)  Baron Small Cap Fund*
                  (4)  Baron iOpportunity Fund*
               o.  Rule 18f-3Plan*

     *   Previously filed.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

The  following   diagram   indicates  the  persons  under  common  control  with
Registrant, all of which are incorporated in New York.

     Ronald Baron

                 controls :     Baron Capital Group, Inc.

          and owns 100% of:     Baron Capital, Inc.
                                BAMCO, Inc.
                                Baron Capital Management, Inc.

Baron Capital, Inc. serves as distributor of Registrant's shares and performs brokerage services for Registrant. BAMCO, Inc. serves as investment adviser to Registrant. Baron Capital Management, Inc. is an affiliated investment adviser. All of the above corporate entities file consolidated financial statements. Ronald Baron, Chairman and CEO of Registrant, is the controlling shareholder of Baron Capital Group, Inc. and serves as Chairman and CEO of all the above entities.

ITEM 25.  INDEMNIFICATION
          ---------------

Article IV of Registrant's Declaration of Trust states as follows:

     Section 4.1. No Personal Liability of Shareholders, Trustees, Etc.
     ------------------------------------------------------------------
     No shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust of its shareholders, in connection with Trust Property of the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property, or to the Property of one or more specific series of the Trust if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities, to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder out of the Trust Property for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. Indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one of more Series whose shares were held by said shareholder at the time the act or event occurred which gave rise to the claim against or liability of said shareholder. The rights accruing to a shareholder under this Section 4.1 be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a shareholder in any appropriate situation even though not specifically provided herein.

     Section 4.2. Non-Liability of Trustees, Etc.
     --------------------------------------------

     No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its shareholders, or to any shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Section 4.3. Mandatory Indemnification.
     ---------------------------------------
     (a) Subject to the exceptions and limitations contained in paragraph (b) below:

          (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

          (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Trustee or officer:

          (i) against any liability to the Trust or a Series thereof or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

          (ii) with respect to any matter as to which he shall have been finally adjudicated not the have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

          (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                    (A) by the court or other body approving the settlement or other disposition; or

                    (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

                    (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

     (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

          (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

          (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4.3, a  "Non-interested  Trustee" is one who is not
     (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.


ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER
         ---------------------------------------------------

The  business  and  other   connections  of  BAMCO,  Inc.  is  summarized  under
"Management of the Fund" in the Prospectus constituting Part A of the Registration Statement, which summary is incorporated herein by reference.

The business and other connections of the officers and directors of BAMCO, Inc. is currently listed in the investment adviser registration on Form ADV for BAMCO, Inc. (File No. 801-29080) and is incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITERS
         ----------------------

     (a) Inapplicable.

     (b)

        (1)                      (2)                         (3)

                            POSITIONS AND               POSITIONS AND
NAME AND PRINCIPAL          OFFICES WITH                OFFICES WITH
BUSINESS ADDRESS            UNDERWRITER                 REGISTRANT
-------------------         -------------               --------------
Ronald Baron                Director,                   Trustee,
767 Fifth Avenue            Chairman and                Chariman and
New York, N.Y. 10153        CEO                         CEO

Susan Robbins               Director                    Vice President
767 Fifth Avenue            and Vice President
New York, N.Y. 10153

Peggy Wong                  Treasurer and CFO           Treasurer and CFO
767 Fifth Avenue
New York, N.Y. 10153

Morty Schaja                Senior Vice President       Trustee, Senior
767 Fifth Avenue            and COO                     Vice President and
New York, N.Y. 10153                                    COO

Clifford Greenberg          Vice President              Vice President and
767 Fifth Avenue                                        Portfolio Manager
New York, N.Y. 10153

Mitchell J. Rubin           Vice President and Senior   Portfolio Manager
767 Fifth Avenue            Analyst
New York, N.Y. 10153

Linda S. Martinson          Secretary, Vice President   Trustee, Vice
767 Fifth Avenue            and General Counsel         President and
New York, N.Y. 10153                                    Secretary

    (c) Inapplicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
         --------------------------------

Certain accounts, books and other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, BAMCO, Inc. and Baron Capital, Inc., 767 Fifth Avenue, New York, NY 10153. Records relating to the duties of the Registrant's transfer agent are maintained by DST Systems, Inc., 330 West 9th Street, Pointdexter 1, Kansas City, MO 64105 and of the Registrant's custodian are maintained by The Bank of New York, 100 Church Street, New York, N.Y. 10286.

ITEM 29. MANAGEMENT SERVICES
         -------------------

Inapplicable.

ITEM 30. UNDERTAKINGS
         ------------

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                            SIGNATURES
                            ----------

Pursuant to the requirement of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund (certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and) has duly caused this post -effective amendment No. 21 to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and the State of New York on the 17th day of January, 2001.

                            BARON ASSET FUND


                            By:  /s/ Ronald Baron
                                 ----------------
                                     Ronald Baron, Chairman and CEO

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment No. 22 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURES                   TITLE                             DATE
----------                   -----                             ----

/s/ Ronald Baron             Chairman, CEO                     January 17, 2001
-------------------------    & Trustee
    Ronald Baron


/*s/ Raymond Noveck          Trustee                           January 17, 2001
-------------------------
     Raymond Noveck


/s/ Linda S. Martinson       Secretary,                        January 17, 2001
-------------------------    Vice President & Trustee
    Linda S. Martinson


/s/ Peggy Wong               Treasurer (Principal              January 17, 2001
-------------------------    Financial & Accounting
    Peggy Wong               Officer)


/*s/ Mark M. Feldman         Trustee                           January 17, 2001
-------------------------
     Mark M. Feldman


/*s/ Norman S. Edelcup       Trustee                           January 17, 2001
-------------------------
     Norman S. Edelcup


/*s/ Charles N. Mathewson    Trustee                           January 17, 2001
-------------------------
     Charles N. Mathewson


/*s/ Irwin Greenberg         Trustee                           January 17, 2001
-------------------------
     Irwin Greenberg


/*s/ David A. Silverman      Trustee                           January 17, 2001
-------------------------
     David A. Silverman


/s/ Morty Schaja             Senior Vice President,            January 17, 2001
-------------------------    Chief Operating Officer &
    Morty Schaja             Trustee


/s/ Mitchell J. Rubin        Portfolio Manager                 January 17, 2001
-------------------------
    Mitchell J. Rubin

*By: /s/ Linda S. Martinson
     -----------------------
         Linda S. Martinson
         Attorney-in-fact pursuant to a power of attorney previously filed.


Dated: January 17, 2001